File No. 811-22228

As filed with the Securities and Exchange Commission on November 12, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

⁭ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ___.

☐   Post-Effective Amendment No. ___.

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

☐  Amendment No. ___.

PNMAC MORTGAGE OPPORTUNITY FUND, L.P.
(Exact Name of Registrant as Specified in Charter)

27001 AGOURA ROAD, SUITE 350
CALABASAS, CALIFORNIA 91301
 (Address of Principal Executive Offices)

(818) 224-7050
(Registrant's Telephone Number, including Area Code)

JEFF GROGIN, SECRETARY
PNMAC MORTGAGE OPPORTUNITY FUND, L.P.
27001 AGOURA ROAD, SUITE 350
CALABASAS, CALIFORNIA 91301
(Name and Address of Agent for Service)

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

FORM N-2

CROSS REFERENCE SHEET

as required by Rule 495(a)

Part A Item No.	Caption	Prospectus Caption
1.	Outside Front Cover	Not Applicable
2.	Cover Pages; Other Offering Information	Not Applicable
3.	Fee Table and Synopsis	Not Applicable
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Not Applicable
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Not Applicable
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Part B Item No.		Statement of Additional Information

14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objectives and Policies
18.	Management	Management of the Fund
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Management
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Management

23.	Tax Status	Capital Stock, Long-term Debt, and Other Securities
24.	Financial Statements	Financial Statements

Part C Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.

PART A

ITEM 1.	OUTSIDE FRONT COVER
Not Applicable.
ITEM 2.	COVER PAGES; OTHER OFFERING INFORMATION
Not Applicable.
ITEM 3.	FEE TABLE AND SYNOPSIS
3.1 Not Applicable.
3.2 Not Applicable.
3.3 Not Applicable.
ITEM 4.	FINANCIAL HIGHLIGHTS
Not Applicable.
ITEM 5.	PLAN OF DISTRIBUTION
Not Applicable.
ITEM 6.	SELLING SHAREHOLDERS
Not Applicable.
ITEM 7.	USE OF PROCEEDS
Not Applicable.
ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT

8.1           General.  PNMAC Mortgage Opportunity Fund, L.P. (the "Fund") was formed on April 22, 2008 as a limited partnership under the laws of the State of Delaware.  On August 11, 2008, the Fund filed a notification of registration on Form N-8A with the Securities and Exchange Commission (the "SEC") registering as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").  The Fund will terminate its existence on December 31, 2016, subject to up to three one-year extensions by the Investment Adviser (as defined below) in its discretion.

The Fund is authorized to issue common limited partnership interests (the "Common Interests") in an amount equal to the amounts contributed to it by the Feeder Fund (as defined below). Notwithstanding the immediately preceding sentence, the aggregate number of persons in the Fund will at no time exceed 95 "partners" as determined for purposes of Section 1.704-1(h) of the United States Treasury Regulations, promulgated under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund is owned entirely by PNMAC Mortgage Opportunity Fund, LLC, a Delaware limited liability company (the "Feeder Fund"), except for the Carried Interest (as defined in Item 9.1(b)) rights of PNMAC Opportunity Fund Associates, LLC (the "General Partner"), an affiliate of PNMAC Capital Management, LLC (the “Investment Adviser”). The Feeder Fund also filed a notification of registration on Form N-8A with the SEC registering as a nondiversified closed-end management investment company under the Investment Company Act.  The Fund conducts a portion of its operations through a wholly owned limited liability company, PNMAC Mortgage Co., LLC (the "Mortgage Subsidiary"), that acquires, holds and works-out distressed U.S. residential mortgages.  As mortgages become performing again, the Mortgage Subsidiary may transfer them to the Fund for securitization for financing purposes or sale.  The Fund may directly or indirectly hold interests in pools of such securitized mortgages and will invest directly in other mortgage-related investment securities.    When referring to the investment operations of the Fund, the term "the Fund" may include the Feeder Fund.  The Fund will be treated as a partnership for U.S. federal income tax purposes.

PNMAC Capital Management, LLC, a Delaware limited liability company the Investment Adviser, acts as investment adviser to the Fund and manages the day-to-day operations of the Fund, subject to the oversight of the board of directors of the Fund (the “Board of Directors”).  The Investment Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act").  An affiliate of the Investment Adviser, PennyMac Loan Services, LLC, a Delaware limited liability company ("PennyMac Servicing"), services the loans owned by the Mortgage Subsidiary pursuant to a master servicing agreement approved by the Board of Directors.  The Investment Adviser and PennyMac Servicing are wholly owned subsidiaries of Private National Mortgage Acceptance Company, LLC, a Delaware limited liability company ("PennyMac").

Other entities and subsidiaries may be formed by PennyMac to perform certain functions with respect to the Feeder Fund and its subsidiaries.

8.2           Investment Objectives and Policies.  The Fund's investment objective is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments and entities.  The Mortgage Subsidiary will acquire, own and deal in residential mortgage whole loans (whether performing, sub-performing, non-performing or otherwise), pools of such loans, homebuilder loans and multi-family mortgages and real estate owned properties ("REO") acquired by the Mortgage Subsidiary as a result of foreclosures of mortgage loans that it is unable to restore to performing status (collectively, "Mortgage Assets").

The Mortgage Subsidiary intends to (i) acquire and substantially increase the value of sub-performing or non-performing residential mortgage loans ("Distressed Mortgage Loans"), through special servicing and loan modifications performed by PennyMac Servicing, and (ii) receive current interest income from performing residential mortgage loans held in its portfolio.

The Investment Adviser and personnel of the Mortgage Subsidiary will seek to increase the value of the Distressed Mortgage Loans by working with the borrowers thereof to modify such loans, thereby preserving both the value of the borrower's interest in the underlying real estate and enhancing the value of the loan secured by such real estate.  The Distressed Mortgage Loan modifications may include: extending the maturity, lowering the interest rate, reducing the principal balance and other restructuring transactions, in each case, on terms and conditions that allow the Distressed Mortgage Loan to be rehabilitated to performing status.  Once a Distressed Mortgage Loan is returned to performing status and seasoned over an appropriate period, such Distressed Mortgage Loan may be sold to state or federal agencies or government sponsored enterprises or investors, or pooled with other mortgage loans and securitized.

In addition to investing in the Mortgage Subsidiary, which will acquire, own and deal in Mortgage Assets, the Fund expects to invest primarily in mortgage-related securities, including, but not limited to:

•	tranches of asset-backed securities ("ABS"), mortgage-backed securities ("MBS"), and residential mortgage-backed securities ("RMBS");

•
mortgage-related derivatives, including, but not limited to, credit default swaps, options, futures and derivatives on MBS, including, but not limited to, interest-only securities and principal-only securities;

•	policies, instruments and agreements related to mortgage insurance or reinsurance risk;

•	similar commercial real estate finance assets; and

•	hedging instruments that include U.S. Treasury securities, options and futures, as well as MBS issued by government-sponsored enterprises (collectively, "Portfolio Investments").

The maturity, duration or credit rating of any Mortgage Asset or Portfolio Investment is not limited.  In some cases, the Fund may also securitize pools of mortgage loans for sale, financing or other purposes, and may sell equity linked notes that share in the appreciation of certain mortgage loans or other securities.  In addition, the Fund may make investments in high grade, short-term money market funds, cash and cash equivalents for temporary cash management or defensive purposes.  Generally, Mortgage Assets are held in the Mortgage Subsidiary and Portfolio Investments are held directly by the Fund.

The Mortgage Subsidiary expects to employ leverage in furtherance of its business plan, at times and in amounts in the sole discretion of the Investment Adviser.  Although borrowings at the Fund and Feeder Fund level will be subject to the limitations of the Investment Company Act, which limits leverage through debt and preferred stock to a 1:1 ratio with the common equity, the Mortgage Subsidiary, which expects to operate under the exclusions from investment company status set forth in Section 3(c)(5) and/or 3(c)(6) of the Investment Company Act, expects to employ leverage without limitation by entering into one or more credit agreements, warehousing facilities, securitizations or other similar financing transactions, with one or more banks or other financial institutions.  In addition, derivatives transactions may have implied or embedded leverage.  The Investment Adviser will conduct a careful assessment of leverage availability and optimal use and expects to employ leverage based upon the opportunities (or lack thereof) available in the market.  The Investment Adviser expects to employ leverage to enhance returns, subject to regulatory limits, contractual limitations imposed by lenders and risk management concerns.  The Investment Adviser will use leverage in a manner consistent with the investment objective and strategy of the Fund.  There are no restrictions on the manner in which the Mortgage Subsidiary may obtain credit, which may include secured transactions that impose significant restrictions on distributions to investors.

The Fund's investment objective (that is, seeking to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in residential mortgages and related assets, instruments and entities) and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of (i) the lesser of a majority of the Fund's outstanding Common Interests and any preferred interests voting together as a single class or two-thirds of Common Interests and any preferred interests present if a quorum of at least 50% is present and (ii) a majority of any outstanding preferred interests voting as a single class.  All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without approval of the holders of the Fund's outstanding voting securities.  If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.  Subject to the foregoing, the Fund may not:

(1)	borrow money or issue senior securities, except insofar as the foregoing would not violate the Investment Company Act;

(2)	make loans of money or property to any person, except insofar as the foregoing would not violate the Investment Company Act;

(3)
underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Fund may be deemed to be an underwriter;

(4)	purchase real estate or interests therein, except to the extent that as a result of such investments the Fund would not cease to be a regulated investment company under the Code;

(5)
purchase or sell commodities or commodity contracts for any purposes except to the extent permitted by applicable law without becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool or a commodity pool operator; or

(6)	invest more than 25% of its assets in a single industry except that the Fund will have more than 25% of its assets invested indirectly in the residential mortgage sector.

Under normal circumstances, the Fund indirectly invest at least 80% of its assets in mortgages and related assets, instruments and entities, including mortgage backed securities. This policy is not fundamental and may be changed by the Fund with notice of not less than 60 days to its shareholders.

If any vote is required by the Feeder Fund, as the holder of the Common Interests in the Fund, the Feeder Fund will vote such interest in the same manner and proportion as instructed by the holders of its common and preferred shares.

8.3           Risk Factors.

(a) General.

General Economic and Financial Conditions

The success of any investment activity is influenced by general economic and financial conditions that may affect the level and volatility of asset prices, interest rates, and the extent and timing of investor participation in the markets for both assets and securities.  Unexpected volatility, illiquidity, governmental action, currency devaluation, or other events in global markets in which the Fund directly or indirectly holds positions could impair the Fund's ability to carry out its business and could cause the Fund to incur substantial losses.

Legislation and Government Sponsored Plans

On October 3, 2008, the U.S. Congress enacted into law the Emergency Economic Stabilization Act of 2008 (the “TARP Act”), which included the Troubled Asset Relief Plan (“TARP”). TARP is a $700 billion program which permits the U.S. Secretary of the Treasury (the “Secretary”) to buy certain troubled assets.  Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under US laws and have significant operations in the U.S.  Although the focus of the TARP Act is commercial and residential mortgages and mortgage related securities, the Secretary is authorized to purchase any other type of financial instrument if the Secretary determines that such purchase is necessary to promote financial market stability. TARP generally provides for market pricing mechanisms in the sale of troubled assets including auctions and reverse auctions, but generally prohibits the Secretary from purchasing a troubled asset at a price greater than the seller paid to acquire such assets. Although TARP is intended to be limited primarily to financial institutions, the implementation of TARP will affect the pricing of mortgage related products and may increase transparency and liquidity in the secondary market sale of mortgage related products.

The significance of the subprime mortgage crisis and residential mortgage loan defaults in other residential mortgage loan sectors has led public advocacy groups to demand, and governmental officials to propose and, in at least one instance, enact a variety of “bailout” and “rescue” plans that could potentially have a material adverse effect on the Fund's investment program.  In July 2008, President Bush signed into law wide-ranging housing rescue legislation that offers substantial funding of new loans to assist troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets.  The above-mentioned legislation, among other things, (1) allows up to as many as approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Administration, a division of the U.S. Housing and Urban Development (“HUD”), and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers.  According to reports of the Congressional Research Service (“CRS”), some members of the U.S. Congress are concerned that the downturn in the housing market and rise in late mortgage payments and foreclosures will also lead to increased filings for bankruptcy.  As a result, the CRS reports that at least five bills seeking to amend parts of the Bankruptcy Code have been introduced in the Congress, including H.R. 3609 (the Emergency Home Ownership and Mortgage Equity Protection Act); S. 2133 and H.R. 3778 (the Home Owners Mortgage and Equity Savings Act, or HOMES Act); S. 2136 (the Helping Families Save Their Homes in Bankruptcy Act of 2007); and S. 2636 (the Foreclosure Prevention Act of 2008).  In 2007, U.S. Treasury Secretary Henry Paulson and U.S. Housing and Urban Development (“HUD”) then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with subprime mortgages facing interest rate increases and increasing payments.  CRS reports that HOPE NOW, which is available to homeowners through free telephone consultations with HUD-approved credit counselors, is urging delinquent homeowners to talk with their lenders and credit counselors to explore either an interest rate freeze or a new mortgage.  Certain borrowers may also seek relief through the Federal Housing Administration's “FHASecure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage.  In addition, a variety of other plans and proposals from the U.S. Congress and federal and state regulatory agencies have been presented.  In addition to the housing bill that was signed into law in July 2008, the terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•           moratoriums on interest rate increases for certain mortgage loans (e.g., a five-year interest rate freeze on adjustable rate mortgages contemplated by the so-called “Bush-Paulson Plan”) and on foreclosure proceedings,

•           conversions of adjustable rate mortgages to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes,

•           increased scrutiny of mortgage originations (including mortgage loans that may be acquired by the Mortgage Subsidiary) and foreclosure proceedings,

•           additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry, and

•           greater relief to homeowners under the U.S. Bankruptcy Code or state laws, including relief to stay or frustrate the foreclosure of residential mortgage loans or to lower, over a lender’s objections, the debt’s value to as low as the collateral’s fair market value.

Law, legislation or other government regulation, including the housing legislation signed into law in July 2008, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available investment opportunities for the Mortgage Subsidiary, and the Fund, or an increase in the cost associated with the acquisition of such assets.  Any such law, legislation or regulation may adversely affect the market value of the Fund’s assets.  Any such regulation could have a material adverse affect on the Fund’s ability to acquire attractive investments and on the investment returns of its Mortgage Assets and Portfolio Investments.

Possibility of Additional Government or Market Regulation

Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the private investment fund industry in general.  Certain legislation proposing greater regulation of the industry periodically is considered by the U.S. Congress, as well as the governing bodies of non-U.S. jurisdictions.  It is impossible to predict what, if any, changes in the regulations applicable to the Fund, the Investment Adviser, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future.  Any such regulation could have a material adverse impact on the profit potential of the Fund.

General Regulatory Risk

The asset-backed securities market, particularly the non-investment grade asset-backed securities market, is largely an unregulated market and has limited transparency as to the methodologies for determining the value and price of asset-backed securities.  The SEC and other government authorities have recently been examining the operations of this market and are currently considering additional regulation of the market and its participants.  If additional regulations are adopted, it is likely that the Fund's performance would be adversely impacted.

Freedom of Information/Sunshine Laws

Under "freedom of information," "sunshine," "public records" and similar laws, certain governmental or other regulated entities such as state universities and pension funds may be required to publicly disclose confidential information regarding the Fund or its Portfolio Investments, notwithstanding contractual obligations (such as those contained in the Limited Partnership Agreement of the Fund (the "Limited Partnership Agreement") to the contrary.  Any such disclosure could have a material adverse effect upon the Fund or its Portfolio Investments, and could even expose the Fund, the General Partner, the Investment Adviser or PennyMac Servicing or any of their respective members to claims for damages.

Strategy-Related Risks

The investment strategy of the Fund is premised on the view that disruptions in the mortgage and mortgage-related securities market have caused mortgages, RMBS and derivatives and other related instruments to trade at prices that are below their intrinsic value.  It is hoped that when conditions in these markets improve, it may be possible to sell these interests at a gain.  Nevertheless, investors should only invest in the Fund with the understanding that markets – and in particular, markets for mortgage-related assets – are undergoing a period of unprecedented dislocation.  As a result, many of the risks facing the Fund are unusually difficult to predict.  As further described below, assumptions about the value of mortgage loans may prove to be wrong if, for example, social attitudes and/or government intervention make foreclosure unusually difficult or impossible to effect.  Also, there is a risk that market conditions will not materially improve and, indeed, that they will deteriorate further, within the investment horizon of the Fund, thereby potentially resulting in a significant or total loss of capital.

Among the factors that have caused prices to decline is a lack of liquidity in the market created by a supply/demand imbalance and uncertainty about asset quality and asset performance.  Many holders of mortgage-related assets are being forced to sell their holdings as a result of margin calls on leveraged portfolios, ratings downgrades, redemptions by fund investors and other factors.  The lack of buyers for the assets being sold into the market is continuing to force prices lower.  There can be no assurances that market liquidity will have improved when the Mortgage Subsidiary desires to sell assets.

Moreover, the incidence of non-performing or underperforming mortgages in the subprime sector has increased.  This has been caused by, among other things, rising interest rates on variable rate mortgages which have pushed the monthly payments beyond the ability of the borrower to pay, increases in other household expenses, including utilities, poor or fraudulent underwriting, coupled with predatory and deceptive lending practices, a sustained drop in housing prices in many areas of the country that has reduced the value of the property to below the mortgage principal and reduced the likelihood that the borrower will ever be able to sell the property at a profit and the inability of borrowers to refinance or sell their properties in a declining real estate market.  There can be no assurances that the residential mortgage market will not continue to worsen after completion of Portfolio Investments and investments in Mortgage Assets, thereby adversely affecting the value of such Mortgage Assets and Portfolio Investments.

In 2008, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.  In addition, certain lenders who service and/or issue RMBS have announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the SEC.  As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have indicated that they may propose new guidelines for the mortgage industry.  Guidelines, if introduced, together with the other factors described in this paragraph, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage-related assets.  Furthermore, because some mortgage loans have high, and as property values decline increasing, loan-to-value ratios, recoveries on some defaulted mortgage loans are more likely to be less than the amounts owed under such mortgage loans, resulting in higher net losses than would have been the case had property values remained the same or increased.

Investors in the Fund should further consider that mortgage default rates are increasing.  In most cases, the federal government does not guarantee mortgages.  At both the federal and the state levels, the rise in the rate of foreclosures of properties backing loans may prompt legislators, regulators and attorneys general to try to prevent foreclosures and bring lawsuits against participants in the financing of loans in their states.  These adverse changes in market conditions and regulatory climate may reduce the value of collateral or the cash flow which the Fund receives from mortgage-related assets indirectly held by the Fund and increase the incidence and severity of credit events under synthetic securities.  In addition, interest rate spreads for RMBS backed primarily by certain mortgages have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions.  In the event that interest rate spreads for RMBS (or fixed rates for synthetic securities for which RMBS are the reference obligations) widen further, the market value of such assets is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.

Finally, the overall liquidity of financial markets has deteriorated as financial institutions have marked to market the declining values of their holdings, in some documented cases, to the point of insolvency and forced sale.  As a result, many financial institutions have been unwilling or unable to ease the current dislocation by providing liquidity as they might have in the past.  There can be no assurance that this state of affairs will improve or that it will not worsen.

Risks Related to Residential Mortgage Loans and Mortgage Related Securities

Generally. The investment characteristics of mortgage related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

Whole Loan Mortgages.  A substantial portion of the positions held by the Mortgage Subsidiary (potentially representing a multiple of the Fund's net assets) are expected to be in the form of whole loan mortgages, especially subprime residential mortgage loans and non-performing and sub-performing mortgage loans which are subject to increased risks as opposed to prime whole loan mortgages. Unlike "credit enhanced" MBS, whole loan mortgages generally are not government guaranteed or privately insured, though in some cases they may benefit from private mortgage insurance.  A whole loan mortgage is directly exposed to losses resulting from default and foreclosure.  Therefore, the value of the underlying property, the creditworthiness and financial position of the borrower, and the priority and enforceability of the lien are each of great importance.  Whether or not the Investment Adviser or its affiliates have participated in the negotiation of the terms of any such mortgages, there can be no assurance as to the adequacy of the protection of the terms of the loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests.  Furthermore, claims may be asserted that might interfere with enforcement of the rights of the Mortgage Subsidiary.  In the event of a foreclosure, the Mortgage Subsidiary may assume direct ownership of the underlying real estate. The liquidation proceeds upon sale of such real estate may not be sufficient to recover the Fund's cost basis in the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Whole loan mortgages have risks above and beyond those discussed above. For example, whole loan mortgages are subject to "special hazard" risk (property damage caused by hazards, such as earthquakes or environmental hazards, not covered by standard property insurance policies), and to bankruptcy risk (reduction in a borrower's mortgage debt by a bankruptcy court). In addition, claims may be assessed against the

Mortgage Subsidiary on account of its position as mortgage holder or property owner, including responsibility for tax payments, environmental hazards and other liabilities.

Special Residential Mortgage Loan Risks.  The Mortgage Subsidiary will invest in performing, sub-performing and non-performing mortgage loans.  This strategy subjects the Fund to the risks of residential real estate and residential real estate-related investments.  These risks include, among others: (a) continued declines in the value of residential real estate; (b) risks related to general and local economic conditions; (c) possible lack of availability of mortgage funds for borrowers to refinance or sell their homes; (d) overbuilding; (e) the general deterioration of the borrower's ability to keep a rehabilitated sub-performing or non-performing mortgage loan current; (f) increases in property taxes and operating expenses; (g) changes in zoning laws; (h) costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; (i) casualty or condemnation losses; (j) uninsured damages from floods, earthquakes or other natural disasters; (k) limitations on and variations in rents; (l) fluctuations in interest rates; and (m) fraud by borrowers, originators and/or sellers of mortgage loans.  To the extent that assets underlying the Mortgage Subsidiary's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.  Additionally, the Mortgage Subsidiary may be required to foreclose Distressed Mortgage Loans and such actions would subject the Fund to greater concentration of the risks of the residential real estate markets and risks related to the ownership and management of real property.

The mortgage loans and loan portfolios acquired by the Mortgage Subsidiary will generally have been originated by third parties.  While the Investment Adviser will conduct due diligence through attorneys and other professionals, there is a risk that the underlying mortgage loan documentation and calculations of outstanding principal, interest, late fees and other amounts are deficient and/or inaccurate and that the Mortgage Subsidiary will not detect such deficiencies and inaccuracies prior to acquisition.  Accordingly, the mortgage loan portfolio may be compromised, reducing the value of the Fund's investments.

The borrowers under Distressed Mortgage Loans may have a variety of rights to contest the enforceability of the mortgage loan and prevent or significantly delay and increase the cost of any foreclosure action, including, without limitation, allegations regarding fraud in the inducement by the original lender or broker, failure of the lender to produce the original documentation, improper recordation of the mortgage, various theories of lender liability, and relief through the U.S. Bankruptcy Code and similar state laws providing debtor relief.

Of paramount concern in the purchase of loans secured by real estate is the possibility of material misrepresentation or omission on the part of the borrower or seller.  The actual home owner may not be responsible for such fraudulent residential mortgage loans.  Such fraudulent mortgage loans may not be identified as such due to internal control weaknesses and failure of the loan originator or intermediary to be advised of such claims.  Such mortgage loans could be acquired by the Mortgage Subsidiary despite the exercise of prudent due diligence.  Any inaccuracy or incompleteness on the part of the borrower or seller may adversely affect the valuation of the real estate underlying the loans or may adversely affect the ability of the Mortgage Subsidiary to perfect or effectuate a lien on the real estate or other collateral securing the loan.  Under certain circumstances, payments to the Mortgage Subsidiary may be reclaimed if such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Servicing Risk.  Most residential mortgage loans and securitizations of residential mortgage loans require a servicer to manage collections on each of the underlying loans.  PennyMac Servicing performs this function for the Mortgage Subsidiary.  PennyMac Servicing's responsibilities include providing delinquency notices when necessary, foreclosure proceedings, loan workouts and modifications, liquidations of REO properties, and reporting on the performance of the loans to the Investment Adviser, and to the extent loans are securitized and sold, then to the trustee of such pooled loans. At times responsibilities may be divided between a master servicer and a special or sub-servicer who is responsible only for loans once they have gone delinquent.

Both default frequency and default severity of loans is highly dependent on the quality of the servicer.  If PennyMac Servicing is not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments (hence higher frequency of default).  If PennyMac Servicing takes longer to liquidate non-performing assets, loss severities may tend to be higher than originally anticipated.  Higher loss severity may also be caused by less competent dispositions of REO properties.

Servicer quality is thus of prime importance in the default performance of residential mortgage loans and MBS and ABS.  Many servicers have gone out of business in recent years, requiring a transfer of servicing to another servicer. This transfer takes time and loans may become delinquent because of confusion or lack of attention.  When servicing is transferred, servicing fees may increase which may have an adverse effect on the credit support of MBS and ABS held by the Fund.

In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable.  In the event the servicer does not advance, interest may be interrupted even on more senior securities.  Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan (greater than 100% loss severity).

There are no restrictions on the Mortgage Subsidiary as to servicer concentration. PennyMac Servicing, which will service the loans held by the Mortgage Subsidiary, is an affiliate of the Investment Adviser. PennyMac Servicing will receive fees and reimbursement of reasonable out-of-pocket expenses. The Investment Adviser believes that the fees payable to the PennyMac Servicing will, in the aggregate, be at least as advantageous as would be available for similar services by independent persons with similar experience. The agreement between the Mortgage Subsidiary and PennyMac Servicing, including PennyMac Servicing's servicing capabilities and its fees and other material terms, has been approved by the Board of Directors and will be subject to a re-approval at least annually by the Board of Directors.  There can be no assurance that such review will adequately protect the interests of the Shareholders.  In addition, although in certain cases it may not be in the best interest of the Mortgage Subsidiary to avoid foreclosure, PennyMac Servicing may have incentives to work to seek to avoid foreclosures by modifying loans, which may create a conflict.  Further, PennyMac Servicing may be advantaged by asset monetizations achieved by means of securitization (which may entail an ongoing servicing contract) as opposed to outright sale.

Risk of Decline in Value of Real Estate Collateral.  The value of the real estate which underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the probability of default, as the incentive of the borrower to retain and protect equity in the property declines. Furthermore, many of the properties which will secure loans underwritten or invested in by the Mortgage Subsidiary may be suffering varying degrees of financial distress or may be located in economically distressed areas.  There has been a substantial decline in the value of housing in many markets in the U.S. over the past one to two years, which has continued throughout 2008.  It is possible that real estate values will continue to decline for a substantial period.  Loans purchased or underwritten by the Mortgage Subsidiary may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the borrower is unable to meet debt service payments), the borrower falls upon financial distress (such as from job loss or income reduction, or the reset of interest rates on the mortgage itself, which reduces the borrower's ability to pay) or the property is in a market which has suffered a decline in home prices (and therefore, a borrower has a reduced willingness to pay). Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that the borrower will not be able or willing to maintain the restructured payments or refinance the restructured mortgage upon maturity.

It is possible that the Mortgage Subsidiary may find it necessary or desirable to foreclose on some, if not many, of the loans it acquires. The foreclosure process may be lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Mortgage Subsidiary including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action and force the lender into a modification of the loan or a favorable buy-out of the borrower's position. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. Foreclosure may create a negative public image of the mortgaged property and may result in a diminution of value.

The Investment Adviser believes that the default rate for residential mortgage rates will continue to increase due in large part to borrowers' inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations including loss of employment, increased cost of living and unexpected significant bills such as health care related expenses.  Lenders may exercise their foreclosure rights which will further decrease the value of the residential real estate as foreclosure sales are often at lower prices than sales in the ordinary course.  Such conditions could cause a vicious cycle that decreases the value of the residential real estate, making it difficult for borrowers to refinance and adding to recessionary pressures in the affected markets.  The Mortgage Subsidiary could face increased default rates on its sub-performing and non-performing mortgage loans, including loans that were modified with the expectation that they would be re-performing loans.

The Fund may also invest a portion of its assets in "shared appreciation mortgage" securities ("SAMs").  SAMs are debt instruments that also entitle the holder of such asset to additional, contingent interest (typically at maturity or early retirement) based on the appreciation of the underlying property.  The foregoing risks affecting the value of real estate collateral will also affect the value of the contingent interest portion of any SAMs.

Prior Encumbrance Risk.  The Fund may purchase a variety of assets from entities that are financially or economically distressed.  There is a risk that such third-party distressed entities may assign, transfer, encumber, pledge or otherwise dispose of assets already sold by such entities to the Fund.  There is also a risk that the sale of any asset by such third party distressed entity may be disallowed, subordinated or disenfranchised by a bankruptcy court, should such third party file for bankruptcy or similar protection.

Environmental Hazards.  Under applicable environmental laws, owners of property may be liable for the clean up and removal of hazardous substances even where the owner was not responsible for placing the hazardous substances on the property or where the property was contaminated prior to the time the owner took title. The kinds of hazardous substances for which liability may be incurred include, inter alia, chemicals and other materials commonly used by small businesses and manufacturing operations. The costs of removal and clean-up of hazardous substances and wastes can be extremely expensive and, in some cases, can exceed the value of a property. If any property acquired by the Mortgage Subsidiary through foreclosure or otherwise subsequently were found to have an environmental problem, such acquiring entity could incur substantial costs and suffer a complete loss of its investment in such property as well as of other assets. Similarly, real estate is subject to loss due to so-called "special hazards" (e.g., floods, earthquakes and hurricanes). It may be impractical or impossible to fully insure against such events and, should such an event occur, the Mortgage Subsidiary could incur substantial costs and suffer a complete loss of its investment in such property.

Intellectual Property Rights.  A key component to the Mortgage Subsidiary's strategy is to provide value added servicing of Distressed Mortgage Loans to modify the loan terms and conditions and rehabilitate the Distressed Mortgage Loans to performing status.  The business processes employed by the Investment Adviser and PennyMac Servicing in the loan modification process including the documentation used to efficiently modify the loan terms and conditions are not subject to effective protections of related intellectual property rights.  One or more of the executives of the Investment Adviser and/or PennyMac Servicing may provide similar services to other entities.  As such, other entities, including competing investment funds, may copy or use similar techniques or processes (including computer programs) and thereby erode a competitive advantage of the Mortgage Subsidiary.  In addition, borrowers and counsel or organizations that represent borrowers or advocate their rights may discern the greatest level of modification terms potentially acceptable to the Mortgage Subsidiary, which may result in increased difficulty in quickly concluding mortgage loan modifications at more favorable levels.

MBS.  The Fund may invest in mortgage-backed securities.  Mortgage-backed securities are subject to the risk of prepayment on the loans underlying such securities (including voluntary prepayments by the obligors and liquidations due to default and foreclosures).  Generally, prepayment rates increase when interest rates fall and decrease when interest rates rise.  Prepayment rates are also affected by other factors including economic, demographic, tax, social and legal factors.  To the extent that prepayment rates are different than anticipated, the average yield of investments in mortgage-backed securities may be adversely affected.  The interest rate sensitivity of any particular pool of loans depends upon the allocation of cash flow from the underlying mortgage loans.  Certain types of mortgage-backed securities contain complex interest rate and cash flow provisions and may be highly volatile with respect to market value, yield and total return to maturity.

The underlying mortgages that collateralize the MBS in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan.  Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.  These payment caps may result in negative amortization.  In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline.  However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline.  In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid.  On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income taxable to Investors as ordinary income.

Mortgage-backed securities are subject to whole loan risk, special residential mortgage loan risks and credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

Commercial MBS.  Mortgage loans on commercial properties underlying commercial MBS ("CMBS") often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal, and thus, often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower's assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related CMBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property's location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

ABS.  Through the use of trusts and special purpose corporations, various types of assets are securitized in pass-through structures. The Fund may invest either directly or indirectly, through structured finance vehicles, in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by MBS. Primarily, these financial instruments do not have the benefit of the same security interest in the related collateral.  Certain home equity loan or lines of credit receivables, for example, may be unsecured and the debtors may be entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due.  In addition, holders of the ABS may not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.

The collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with MBS, ABS are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market's perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Credit Risk.  The issuers of mortgage related securities and other debt may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer's ability to make timely payment of interest and principal.  In addition, major economic downturns and financial market swings have adversely affected, and could in the future adversely affect, the ability of some of the issuers of such instruments to repay principal and pay interest thereon and may increase the incidence of default for such instruments.

The price of an instrument is affected by the credit quality of its issuer.  Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer, can impact the credit quality of an issuer. Lower quality instruments are often considered to be speculative in nature and involve greater risk of default, and tend to be more sensitive to these changes than higher quality instruments.  Instruments that are unrated or below investment grade may be unlikely to have the capacity to pay interest and repay principal when due, in the event of adverse business, financial, or economic conditions.

No natural hedge exists for the default risks for many asset types, including those inherent to individual whole loans, as the behavior of a small set of borrowers may not be well correlated to the behavior of a larger pool.  Nevertheless, the Investment Adviser may choose to hedge risks to mortgage originators or specialty finance companies via debt or equity trades in these companies or through the use of other derivatives, such as credit default swaps.

Interest Rate Risk.  A fundamental risk to any portfolio of mortgages or mortgage related securities is a shift in interest rates.  To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates.  Callable or prepayable investments such as swaptions, cancelable swaps, callable bonds, MBS, and ABS react very differently from other fixed income securities: their durations can vary dramatically as interest rates move, making them much more difficult to hedge.  Many are "negatively convex," meaning that price increases may be limited in relation to price declines.  Some of these securities can have unusually high durations (rising dramatically in price when rates fall, and falling dramatically in price when rates rise); others can have highly negative durations (falling dramatically in price when rates fall, and rising dramatically in price when rates rise).  While the Investment Adviser, through various hedging techniques, may attempt to control the duration of the Fund's portfolio of negatively convex instruments, this is difficult not only because these securities are very sensitive to many factors, but also because these factors interact in complicated ways. There can be no assurances that the hedging strategies to be used by the Investment Adviser will be successful.

The Mortgage Subsidiary may acquire mortgage loans with fixed interest rates or adjustable interest rates that provide for reset caps and/or a maximum rate of interest.  Further, in the process of modifying mortgage loan terms, the Mortgage Subsidiary may lower or fix the interest rate on additional loans.  If market interest rates subsequently increase, the market value of these mortgage loans may decline.

Prepayment Risk.  The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to defaults and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans. Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS. However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.

In general, "premium" securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and "discount" securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS and ABS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS and ABS may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact the Fund's portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Investment Adviser may have constructed for these investments, resulting in a loss to the Fund's overall portfolio. In particular, prepayments (at par) may limit the potential upside of many MBS and ABS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Default Risk.  It is anticipated that certain debt instruments purchased for the Fund will be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

Credit-sensitive tranches of MBS and ABS are exposed to the default probability of the underlying loans and recovery rates on those liquidated loans.  The default rates of loans backing these securities is dependent on a number of factors including national and regional economic growth, real estate values, the level of interest rates, the strength of new origination platforms, and other factors.  Recovery values will be dependent largely on regional and national real estate values among other things, although real estate values are a function of other economic variables.

Subordinate credit support tranches are leveraged with respect to defaults.  Many of these tranches have credit support that may change with the prepayments of the underlying loans. The ultimate performance of these tranches is thus dependent on both the default (involuntary prepayment) and voluntary prepayment performance of the underlying pool.

Although the Investment Adviser will attempt to minimize defaults in the Fund, it will in general not attempt to hedge default risk.  The Fund will be exposed to economic recession, decline in real-estate prices, changes in the availability of mortgage financing, and other risks.

Lower Credit Quality Securities.  There are no restrictions on the credit quality of the investments of the Fund.  Securities in which the Fund may invest may be deemed by rating companies to have substantial vulnerability to default in payment of interest and/or principal. Other securities may have the lowest quality ratings or may be unrated. In the case of below-investment-grade (or unrated) MBS or ABS, these securities will generally be subordinated to other more "senior" securities of the same issue or series, with the result that the default-related risks of the underlying mortgages or assets may be severely magnified. Accordingly, these securities may experience significant price volatility with respect to a variety of market and non-market factors.  Certain subordinated securities ("first loss securities") absorb all losses from default before any other class of securities is at risk.  Such securities therefore possess some of the attributes typically associated with equity investments.

Typically, the Investment Adviser will not hedge the credit risk associated with MBS and ABS. In some cases, the Investment Adviser may hedge certain of these purchases through offsetting short positions or by positions in options linked to default.  No natural hedge exists for the default risks for many asset types, including those inherent to individual whole loans, as the behavior of a small set of borrowers may not be well correlated to the behavior of a larger pool. Nevertheless, the Investment Adviser may choose to hedge risks to mortgage originators or specialty finance companies via debt or equity trades in these companies or through the use of other derivatives, such as credit default swaps.

The market values of certain of these securities (such as subordinated MBS and ABS) also tend to be more sensitive to changes in economic conditions than higher rated securities. Declining real estate values, in particular, will increase the risk of loss to subordinated MBS upon default, and may lead to a downgrading of the securities by rating agencies. The value of subordinated MBS and ABS may also be affected by changes in the market's perception of the entity issuing or guaranteeing them, or by changes in government regulations and tax policies.

In general, the ratings of nationally recognized rating organizations represent the opinions of these agencies as to the credit quality of securities that they rate.  These ratings may be used by the Investment Adviser as initial criteria for the selection of portfolio securities.  Such ratings, however, are relative and subjective; they are not absolute standards of quality and do not evaluate the market value risk of the securities.  It is also possible that a rating agency might not change its rating of a particular issue on a timely basis to reflect subsequent events.

Subordinated Securities.  Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Many of the default-related risks of whole loan mortgages will be magnified in subordinated securities. Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans. Certain subordinated securities ("first loss securities") absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities therefore possess some of the attributes typically associated with equity investments.

Credit Support Limitations.  To the extent that an investment is not guaranteed by U.S. government agencies, highly rated assets typically obtain their respective "AAA" or "AA" ratings through insurance policies, subordination, letters of credit, and other credit support mechanisms.  These mechanisms may not be sufficient to protect against all credit losses.  In addition, the amount, type and nature of insurance policies, subordination, letters of credit and other credit support, if any, with respect to certain ABS and MBS are based upon actuarial analysis and therefore are inherently limited in their ability to predict events to take place in the future. There can also be no assurance that data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of loans.

Index Risk.  The Fund may also invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities, which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligations ("CMO") derivatives, the rate of interest payable on which varies with a designated rate or index.  The value of these investments is closely tied to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates which may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

To the extent that the Fund's portfolio is invested in derivatives of various MBS, the prepayment risks, credit risks, interest rate risks, and hedging risks associated with such securities may be substantially magnified.

Stripped MBS.  The Fund may also invest in stripped MBS which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new financial instruments, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of a certain type of securities, known as interest-only securities ("IOs"), and the entire principal is distributed to holders of another type of securities known as principal-only securities ("POs"). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Structured Notes.  The structured note market evolved as a way to give investors exposure to indices and risks which were otherwise not available to them. For example, U.S. fund managers restricted to dollar-denominated instruments issued by an agency of the U.S. government, but who sought exposure to the Japanese Yen, might have purchased a Sallie Mae structured note, paying, in dollars, a coupon linked by some formula to the dollar/yen exchange rate. The coupon attached to a structured note could depend on a wide variety of indices: U.S. or non-U.S. interest rates, U.S. or non-U.S. swap rates, non-U.S. exchange rates or equity indices. The value of such a structured note is closely linked to the level of the relevant index (or indices). Moreover, the coupon may have an optional or contingent dependence on an index (or indices) increasing the complexity of any related hedge.

Distressed Securities.  The Fund may invest in securities and other obligations of bankrupt entities or entities experiencing financial difficulties which involve a substantial degree of risk.  The Fund may lose a substantial portion or all of its investment in such an entity or may be required to accept cash or securities with a value less than the Fund's investment. It may be difficult to obtain information as to the true financial condition of entities experiencing significant financial or business difficulties. Investments in distressed companies also may be adversely affected by state and federal laws relating to fraudulent conveyances, voidable preferences, lender liability, and the bankruptcy courts' discretionary power to disallow, subordinate, or disenfranchise particular claims. The market prices of instruments issued by distressed companies may be subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and ask prices of such instruments may be greater than normally expected.  It may take a number of years for the market prices of such securities to reflect their intrinsic values.  Some of such securities in the Fund's portfolio may not be widely traded, and the Fund's positions in such securities may be substantial in relation to the market for such securities.  Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. Investments in distressed securities made in connection with an attempt to influence a restructuring proposal or plan of reorganization in a bankruptcy case may involve substantial litigation.

"Phantom Income".  The U.S. federal income tax rules governing the taxation of certain kinds of investments the Fund may hold, including market discount and original discount securities, securities to which "substantial modifications" are considered to have been made or certain hedging transactions may result in the Fund's being required to recognize taxable income without a corresponding receipt of cash.  Accordingly, in order to satisfy the Distribution Requirement (as defined in Item 10.4), the Fund may be required to liquidate assets or borrow funds.

Hedging Transactions

The Fund may utilize financial instruments (including, without limitation, Treasuries, swaps, caps and floors on interest rates and on currency exchange rates and on default, futures, forward contracts, ABS and MBS pass-throughs and ABS and MBS derivatives, and options on any of the foregoing), both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of its investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect its unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in its portfolio; (v) hedge the interest rate or currency exchange rate on any of its liabilities or assets; (vi) protect against any increase in the price of any securities it anticipates purchasing at a later date or (vii) for any other reason that the Investment Adviser deems appropriate.

The success of the Fund's hedging strategy will depend, in part, upon the Investment Adviser's ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund's hedging strategy will also be subject to the Investment Adviser's ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.  While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions.  For a variety of reasons, the Investment Adviser may not seek to hedge certain (or any) portfolio holdings, or may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  It should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), "liquidity risk" (as described below in "Liquidity and Valuation of Investments") and "widening risk" (as described below in "Widening Risk").

Derivative Investments

The prices of derivative instruments, including futures and options, are highly volatile. Payments made pursuant to swap agreements may also be highly volatile. Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the value of the assets underlying them. In addition, the Fund's assets are also subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

The Fund may buy or sell (write) both call options and put options, and when it writes options, it may do so on a "covered" or an "uncovered" basis. A call option is "covered" when the writer owns securities of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund's option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be substantial, depending on the circumstances.

In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: When the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying security in the case of a call, or an increase (or inadequate decrease) in the price of the underlying security in the case of a put, could result in a total loss of the Fund's investment in the option (including commissions).  The Fund could mitigate those losses by selling short, or buying puts on, the securities for which it holds call options, or by taking a long position (e.g., by buying the securities or buying calls on them) in securities underlying put options.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option.  The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price.  The risk is theoretically unlimited unless the option is "covered," in which case, the Fund would forego the opportunity for profit on the underlying security only to the extent the market price of the security rises above the exercise price.  If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit which, in the case of a covered call, would reduce or offset any loss the Fund might suffer as a result of owning the security.  The CFTC and certain commodity exchanges have established limits referred to as speculative position limits or position limits on the maximum net long or net short position which any person or group of persons may hold or control in particular futures and options.  Limits on trading in options contracts also have been established by the various options exchanges.  It is possible that the trading decisions may have to be modified and that positions held may have to be liquidated in order to avoid exceeding such limits.  Such modification or liquidation, if required, could adversely affect the operations and profitability of the Fund.

Credit Default Swaps

The Fund may invest in credit default swaps ("CDS"). A CDS is a contract between two parties which transfers the risk of loss if a borrower fails to pay principal or interest on time or files for bankruptcy. CDS can be used to hedge a portion of the default risk on a single corporate debt or a portfolio of loans.  In addition, CDS can be used to implement the Investment Adviser’s view that a particular credit, or group of credits, will experience credit improvement.  In the case of expected credit improvement, the Fund may "write" credit default protection in which it receives spread income. The Fund may also "purchase" credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Adviser, there is a high likelihood of credit deterioration.  The CDS market in high yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment grade securities. Swap transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock, and potential loss upon default, among other factors. As such, there are many factors upon which market participants may have divergent views.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusual trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.

Short Selling

Short selling involves selling securities which are not owned by the short seller and borrowing them for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Fund engages in short sales will depend upon the Investment Adviser's investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Fund can be "bought in" (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Other Instruments

The Fund may take advantage of opportunities with respect to certain other instruments that are not presently contemplated for use or that are currently not available, but that may be developed, to the extent such opportunities are both consistent with the investment objective of the Fund and legally permissible. Special risks may apply to instruments that are invested in by the Fund in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund.  Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Non-U.S. Financial Instruments

Investments in financial instruments of non-U.S. issuers (including non-U.S. governments) and financial instruments denominated, or whose prices are quoted, in non-U.S. currencies pose, to the extent not hedged, currency exchange risks (including repatriation restrictions, devaluation and non-exchangeability) as well as a range of other potential risks which could include expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility and market manipulation. In addition, less information may be available regarding securities of non-U.S. issuers and non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.  Transaction costs of investing in non-U.S. securities markets are generally higher than in the United States.  There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States.  The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the performance of the Fund.  In addition, the value of non-U.S. financial instruments is often dependent on the ability of the holder to recover portions of the cash flow.  For example, bonds from which coupon interest has been withheld, acquire value to a holder capable of recovering the withholding.  The withholding and withdrawal practices of non-U.S. governments may change from time to time without notice, and the ability of the Fund to guarantee recovery of the cash flow is necessarily uncertain.

The fact that evidences of ownership of such financial instruments may be held outside the United States may subject the Fund to additional risks, which include possible adverse political and economic developments, and the attendant risk of seizure or nationalization of foreign deposits, and possible adoption of governmental restrictions which might adversely affect payments on non-U.S. financial instruments or might restrict payments to investors located outside the country of the issuers, whether from currency blockage or otherwise.  Custodial expenses for a portfolio of non-U.S. financial instruments generally are higher than for a portfolio of U.S. securities.  This is particularly the case in the developing markets, where custodial and transaction charges are generally significantly higher than in the United States.  In addition, dividend and interest payments from, and capital gains in respect of, certain non-U.S. financial instruments may be subject to non-U.S. withholding or other taxes that may or may not be reclaimable.

With respect to any emerging market country, there is the possibility of nationalization, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments of the Fund in those countries.

Widening Risk

For reasons not necessarily attributable to any of the risks enumerated above (for example, supply/demand imbalances or other market forces), the prices of the assets in which the Fund invests may decline substantially.  In particular, purchasing assets at what may appear to be "undervalued" levels is no guarantee that these assets will not decline further in value. It may not be possible to predict, or to hedge against, such "spread widening" risk.

Leverage, Finance and Collateralization Risk

The portfolio of the Fund may be leveraged to enhance returns and/or for cash management purposes. Accordingly, the assets of the Fund may be pledged in order to borrow additional funds or the Fund may issue preferred stock.  The amount of borrowings or preferred stock which the Fund may have outstanding at any time may approximate a 1:1 ratio with their net assets.  While leverage presents opportunities for increasing the total return of the Fund, it has the effect of potentially increasing losses as well.  Accordingly, any event which adversely affects the value of an investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage by the Fund in a market that moves adversely to the investments of such entities could result in a substantial loss to the Fund, which would be greater than if leverage were not employed.

In addition, the Mortgage Subsidiary may leverage to an unlimited extent.  Although the Fund will not have any obligation to repay any of the Mortgage Subsidiary's borrowings, any adverse impact of such borrowings on the profitability of the Mortgage Subsidiary will also have an adverse impact on the profitability of the Fund.

The investment return of the Fund may also be leveraged with warehousing facilities, securitizations, and other similar financing transactions.  Such instruments typically require the (i) utilization of only a small amount of capital, if any, at the initiation of the positions, and (ii) the deposit of additional funds should the value of the positions move adversely to the Fund.  In the futures markets, margin deposits are typically low relative to the value of the futures contracts purchased or sold.  Consequently, futures contract trading is typically accompanied by a high degree of leverage.  Low margin deposits mean that a relatively small price movement in a futures contract may result in immediate and substantial losses to the investor.  For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions.  Thus, like other leveraged investments, any purchase or sale of a futures contract may result in losses in excess of the amount invested.

In general, the anticipated use of leverage results in certain additional risks to the Fund.  For example, should the securities pledged to lenders to secure borrowings, or derivative contracts subject to variation margin, decline in value, the Fund could be subject to "margin calls," pursuant to which the Fund must either deposit additional funds or securities with the lender or counterparty, or suffer mandatory liquidation of the pledged securities or contracts to compensate for the decline in value.  In the event of a sudden drop in the value of the assets of the Fund, the Fund might not be able to liquidate assets quickly enough to satisfy its margin requirements.

The Fund expects to obtain financing to leverage its portfolio from various financial institutions.  The General Partner will manage the day-to-day administrative and operational activities of the Fund.  While the General Partner will seek to negotiate the terms of these financing arrangements, its ability to do so is limited.  The Fund is therefore exposed to changes in the value that a financial institution ascribes to a given security or position, the amount of margin required to support such security or position, the borrowing rate to finance such security or position, and/or such financial institution's willingness to continue to provide any such credit to the Fund.  Because the Fund currently has no alternative credit facility that could be used to finance its portfolio in the absence of financing from financial institutions, it could be forced to liquidate its portfolio on short notice to meet its financing obligations.  The forced liquidation of all or a portion of the portfolio of the Fund at distressed prices could result in significant losses to the Fund.

Repurchase and Reverse Repurchase Agreements

The Fund may enter into repurchase and reverse repurchase agreements.  When the Fund enters into a repurchase agreement, it "sells" securities to a broker-dealer or financial institution, and agrees to repurchase such securities for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, the Fund "buys" securities from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate.  The use of repurchase and reverse repurchase agreements by the Fund involves certain risks including that the seller under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities.  Disposing of the security in such case, may involve costs to the Fund.  Furthermore, the repurchase agreements contemplated by the Fund have terms of one month, three months or six months.  The repurchase agreement counterparty is under no obligation to enter into new repurchase agreements with the Fund.  The Fund's inability to roll repurchase agreements would require the Fund to sell securities which may lead to a substantial loss.

Loans of Portfolio Securities

The Fund may lend its portfolio securities.  By doing so, the Fund attempts to increase its income through the receipt of interest on the loan.  In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent.  To the extent that the value of the securities the Fund lent has increased, a loss could be experienced if such securities are not recovered.

Model and Data Risk

Given the complexity of the investments and strategies of the Fund and its subsidiaries, the Investment Adviser must rely heavily on analytical models (both proprietary models developed by the Investment Adviser, and those supplied by third parties) and information and data supplied by third parties ("Models and Data").  Models and Data are used to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), and also in connection with hedging the investments of the Fund.

When Models and Data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.  For example, by relying on Models and Data, especially valuation models, the Investment Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low or to miss favorable opportunities altogether.  Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.  Furthermore, when determining the net asset value of the Fund, any valuations of the Fund's investments that are based on valuation models may prove to be incorrect.

Some of the risks of relying on analytical models and third-party data are particular to analyzing tranches from securitizations, such as MBS and ABS.  These risks include, but are not limited to, the following: (i) collateral cashflows and/or liability structures may be incorrectly modeled in all or only certain scenarios, or may be modeled based on simplifying assumptions that lead to errors; (ii) information about collateral may be incorrect, incomplete, or misleading; (iii) collateral or bond historical performance (such as historical prepayments, defaults, cashflows, etc.) may be incorrectly reported, or subject to interpretation (e.g., different issuers may report delinquency statistics based on different definitions of what constitutes a delinquent loan); or (iv) collateral or bond information may be outdated, in which case the models may contain incorrect assumptions as to what has occurred since the date information was last updated.

Some of the analytical models used by the Investment Adviser, such as mortgage prepayment models or mortgage default models, are predictive in nature.  The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis.  In addition, the predictive models used by the Investment Adviser may differ substantially from those models used by other market participants, with the result that valuations based on these predictive models may be substantially higher or lower for certain investments than actual market prices.  Furthermore, since predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All valuation models rely on correct market data inputs.  If incorrect market data is entered into even a well-founded valuation model, the resulting valuations will be incorrect.  However, even if market data is inputted correctly, "model prices" will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Concentration of Investments

The assets of the Fund and its subsidiaries will be concentrated in mortgage related investments and related securities.  Thus, the Fund is expected to have limited industry diversification.  Furthermore, the Mortgage Subsidiary may hold loans concentrated in certain geographic regions and such loans may not perform the same as the overall residential mortgage market.  Additionally the Fund and its subsidiaries may have a concentration of loans in one credit sector, such as subprime, Alternative-A or prime mortgage loans, that may result in performance volatility that would be greater than an investment in a more diversified portfolio of residential mortgage loans.  Accordingly, the negative impact on the Fund of adverse movements in such investments could be considerably greater than if the Fund and its subsidiaries were not permitted to concentrate its investments to such an extent.

Competition and Supply

The Fund may compete in the acquisition of its investments with many other individuals and entities engaged in acquiring residential mortgages.  Accordingly, there may be intense competition in obtaining investments in which the Fund intend to invest.  Competition may also result in increased costs of suitable investments.  Such competition may include investments by pooled investment vehicles with investment objectives substantially similar to those of the Fund for which the Investment Adviser and/or any of their affiliates may act as general partner, manager or primary source of transactions.

The Investment Adviser believes that, currently, Distressed Mortgage Loans may be acquired at favorable discounts to the outstanding principal amounts due to, among other factors, motivated sellers seeking liquidity or responding to anticipated further decreases in asset value.  The lack of competition and a developed market for such Distressed Mortgage Loans has increased the difference between the bid and ask prices for such assets.  As competition increases, a more reliable and stable market for such Distressed Mortgage Loans will likely develop and decrease the discounts currently available to the Mortgage Subsidiary, thereby potentially increasing the Mortgage Subsidiary's cost of Distressed Mortgage Loans, and permitting sellers to hold their Distressed Mortgage Loans for a longer period of time, which would decrease the supply of such assets.

The Fund's potential for current income and capital appreciation depends, in part, on the Investment Adviser's ability to acquire investments for the Fund on advantageous terms.  The Fund intends to purchase fixed income securities from investment banking firms, traders, and portfolio managers, as well as from a variety of "mortgage suppliers" (typically mortgage bankers and other firms involved in originating and packaging mortgage loans).  In acquiring fixed income securities, the Fund will compete with a broad spectrum of institutional investors.  Increased competition for, or a reduction in the available supply of, qualifying investments could result in higher prices for, and thus lower yields on, such investments, which could further narrow the yield spread over borrowing costs.

Contractual Risk

Many of the transactions into which the Fund will enter are based on contractual relations, frequently with several different legal entities organized under a common parent entity. Some of these contracts may have provisions potentially adverse to the Fund that might be triggered by certain events associated with the Fund or with the Investment Adviser. Such events include, without limitation, departure of certain key individuals (so-called "Key Person" clauses) or conflicts arising with third parties (not signers of the relevant contract).  The Fund may sustain losses on transactions that are terminated prematurely or precipitously as a result of such contractual conflicts.

Counterparty Risk

Some of the markets in which the Fund may effect transactions are "over-the-counter" or "interdealer" markets.  The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide), because of a credit or liquidity problem or some other reason, thus causing the Fund to suffer a loss.  Such "counterparty risk" is accentuated if the Fund (i) has concentrated its transactions with a single or small group of counterparties or (ii) has entered into contracts with longer maturities allowing more time during which events may intervene to prevent settlement.  The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty.  Moreover, the Fund's internal credit function which evaluates the creditworthiness of its counterparties may prove insufficient.  The lack of a complete and "foolproof" evaluation of the financial capabilities of the Fund's counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Third-party Involvement

The Fund may co-invest with third parties through partnerships, joint ventures or other entities. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party coventurer or partner may at any time have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take action contrary to the investment objectives of the Fund.  In addition, the Fund may in certain circumstances be liable for actions of its third-party coventurer or partner.

Liquidity and Valuation of Investments

In the case of the Mortgage Assets and many of the Portfolio Investments, readily available price quotations may never exist.  Accordingly, holders of the Common Interests will need to rely on the judgment of the Investment Adviser for valuing and pricing the Mortgage Assets and Portfolio Investments, including, without limitation, (i) for financial statement purposes, (ii) calculation of Management Fees and (iii) the issuance of Common Interests.  The assets of the Fund are expected to be highly illiquid and will be valued in accordance with the requirements of the Investment Company Act, and to the extent consistent therewith, fair value accounting as guided by generally accepted accounting principles in the United States and the framework for measuring fair value articulated in the Financial Accounting Standards Board's Statement 157 ("FAS 157").  If no independent pricing source is readily available with respect to an asset, the fair value of such asset will be determined in good faith by, or under the direction of, the Board of Directors with such valuation conducted in a manner consistent with market indicators, independent pricing sources or proprietary or industry-available pricing models.  A valuation is only an estimate of value and is not a precise measure of realizable value.  Ultimate realization of the value of an asset depends to a great extent on economic and other conditions that are beyond the control of the Investment Adviser, the General Partner, the Board of Directors, the Fund, the Feeder Fund or the Mortgage Subsidiary.  Further, fair value is only an estimate based on good faith judgment of the price at which an investment can be sold since market prices of investments can only be determined by negotiation between a willing buyer and seller.  If the Fund, the Feeder Fund and/or the Mortgage Subsidiary were to liquidate a particular asset, the realized value may be more than or less than the amount at which of such asset is valued.

The Fund may invest in credit-sensitive securities and may also invest in MBS and ABS derivative securities.  The Fund may also invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices for these derivative, credit-sensitive, or highly illiquid securities tend to be volatile and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Valuations for such financial instruments (for the purpose of calculating the net asset value of the holdings of the Fund for example) may also be difficult to obtain or unreliable.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Certain sectors of the fixed income markets (such as the MBS derivative markets) have in the past experienced significant falloffs in liquidity.  While such events may be attributable to changes in interest rates or other factors, the cause is not always apparent.  During such periods of market illiquidity, the Fund may not be able to sell assets in its portfolio or may only be able to do so at unfavorable prices.  Such "liquidity risk" could adversely impact the value of the Fund's portfolio, and may be difficult or impossible to hedge against.

Since the market for ABS and MBS is still evolving, liquidity in these instruments is limited and liquidity with respect to lower rated and unrated subordinated classes may be even more limited. As a result, calculating the fair market value of the Fund's holdings may be difficult. The Investment Adviser will seek to take into account relevant factors such as market quotes, actual trades and interest rate changes, and may utilize the assistance of pricing services or valuation sources in calculating such fair market values.

Investment in the Fund requires a long-term commitment with no certainty of return.  Many of the investments in Mortgage Assets and Portfolio Investments will be highly illiquid with no established market, and there can be no assurance that the Fund will be able to realize on such investments in a timely manner. The Mortgage Subsidiary expects to be able to sell or dispose of its interest in its portfolio of mortgage loans through a variety of strategies, including using its ability to pool residential mortgage loans and securitize such loans or otherwise selling the Mortgage Subsidiary's interest in such loans in whole or in part.  There can be no assurance, however, that the Mortgage Subsidiary's investments can be liquidated or monetized on acceptable terms due to, among other matters, market conditions and other factors that are not within the control of the Fund or the Mortgage Subsidiary.  While an investment may be sold at any time, this may not occur until a number of years after the investment is made. The Mortgage Subsidiary will generally not be able to sell any of its securities investments (including interests in securitization vehicles), if any, publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available. In addition, in some cases the Mortgage Subsidiary may be prohibited by contract from selling certain securities for a period of time.

Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits". Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices in various commodities occasionally have moved the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent the Investment Adviser from promptly liquidating unfavorable positions and subject the Fund to substantial losses. In addition, the Investment Adviser may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities.

Portfolio Turnover and Transaction Costs

Consistent with its investment policies, the Fund will purchase and sell assets without regard to the effect on the Fund's portfolio turnover.  Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in a higher proportion of taxable gains being passed through to investors as short-term gain.

Lack of Operating History

The Fund is a newly formed entity and has limited financial or operating history upon which investors can evaluate the likely performance of the Fund.  The Fund has limited operating history and therefore may not be able to operate its business, implement its investment strategy or generate sufficient revenue to make or sustain distributions to investors. Failure to procure adequate funding and capital could adversely affect the Fund's ability to grow and/or expand its business, which can negatively impact its performance.  In addition, the past investment performance of the Fund or other entities or accounts managed by the Investment Adviser or any of its respective employees or affiliates may not be indicative of the future performance of the Fund.

Business Dependent on the Investment Adviser, the General Partner and PennyMac Servicing

The success of the Fund depends primarily upon the Investment Adviser, the General Partner and PennyMac Servicing.  Should the Investment Adviser cease to be a viable entity due to bankruptcy, dissolution or liquidation, a person will be appointed by the independent directors to liquidate the Fund.  Such person shall have the exclusive power and authority to wind up the affairs of the Fund and commence the orderly liquidation and distribution (including distributions in kind) of Fund assets in accordance with the terms of the Limited Partnership Agreement.  The Investment Adviser is permitted to give notice to the Fund, pursuant to the Investment Management Agreement, of its intention to withdraw as Investment Adviser to the Fund.

PennyMac Servicing is a newly formed entity and has no operating history upon which investors can evaluate the likely performance of the loan modification, loss mitigation, restructuring and other special servicing activities that it will perform for the Mortgage Subsidiary.

Common Interest Holders' Lack of Control and Reliance on Management

The Investment Adviser has full, exclusive and complete authority and sole discretion in the management and control of the business of the Fund, including the management of the Fund's investments.  Holders of Common Interests will have no right or power to take part in the management and control of the business of the Fund, including the management of the Fund's investments.  In certain circumstances, the Investment Adviser will (but the holders of Common Interests will not) have the right to dissolve the Fund.  The holders of Common Interests will have certain limited rights to consent, including the right to consent to certain amendments to the Limited Partnership Agreement that adversely affect the Common Interests, but will not have any authority or power to act for or bind the Fund.

Accordingly, no person should invest in the Fund unless willing to entrust all aspects of the management of the Fund and its investments to the General Partner of the Fund and the Investment Adviser, having evaluated their capabilities to perform such functions.

Limited Liability

No holder of Common Interests will be liable for the losses or debts of the Fund beyond that Common Interest holder's Capital Commitment, nor may any Common Interest holder be assessed or otherwise required to contribute additional capital, provided that the Common Interest holder does not enter into any contract on behalf of the Fund or bind the Fund in any way or permit his or her name to be used in the name of the Fund.  Limited liability would be lost for any Common Interest holder who actively engages in the management of the Fund.

Operating as a Registered Investment Company under the Investment Company Act

Many alternative investment strategies are pursued through investment vehicles that are not required to register as investment companies under the Investment Company Act and, as a result, such investment vehicles are not required to comply with the extensive operational, governance and restrictive provisions of the Investment Company Act.  The following is a brief description of only some of the risks involved in operating the Fund's investment program through a registered investment company under the Investment Company Act.  It is possible that the Fund's compliance requirements under the Investment Company Act may impose limits on the types of investments available to the Fund, or restrictions on the manner in which such investments are to be acquired, held or sold, that would generally not be applicable to unregistered investment vehicles.

Leverage Considerations. The Fund may borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment

Company Act.  Borrowings at the Fund and Feeder Fund level will be limited through debt and preferred stock to a 1:1 ratio with the common equity.  The Fund's ability to pay dividends could be restricted if it fails to comply with the leverage limits of the Investment Company Act.  If the value of the Fund's assets decline, the Fund may be unable to satisfy the leverage limits and, as a result, the Investment Adviser may be required to liquidate a portion of the Fund's assets and repay a portion of its indebtedness at a time when such sales may be disadvantageous.  The Mortgage Subsidiary expects to employ leverage without limitation by entering into one or more credit agreements, warehousing facilities, securitizations or other similar financing transactions, with one or more banks or other financial institutions.  An inability to successfully securitize mortgage loans held by the Mortgage Subsidiary could limit the Fund's ability to fully execute its investment strategy and adversely affect returns, if any. Moreover, the successful securitization of any portfolio of mortgage loans might expose the Fund to losses as the residual loans in which the Fund does not sell interests may be those that are riskier and more apt to generate losses.

Portfolio Investments.  If the Fund does not invest a sufficient portion of its assets in "investment securities" as defined in the Investment Company Act, the Fund may not meet the definition of "investment company" under the Investment Company Act.  The Investment Adviser believes that it will, through the acquisition of Portfolio Investments for the Fund, be able to build a portfolio of "investment securities" sufficient for the Fund and the Feeder Fund to meet the definition of "investment company" under the Investment Company Act.  In particular, the Fund expects that its own investments and the transfer of interests in securitized mortgages to the Fund from the Mortgage Subsidiary will lead to approximately 50% of the Feeder Fund's total assets being held directly by the Fund within one to two years of the Initial Closing. However, due to the requirement to hold "investment securities" under the Investment Company Act, the Fund's capital may be constrained, or potentially unavailable, with respect to the acquisition of new and attractive Mortgage Assets.

Restrictions on Transactions with Affiliates.  The Fund will be prohibited under the Investment Company Act from participating in certain transactions with affiliates without the prior approval of its independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund's outstanding voting securities will be an affiliate of the Fund for purposes of the Investment Company Act, as will be the Fund’s Investment Adviser and its directors and officers.  The Investment Company Act also prohibits certain "joint" transactions with the Fund's affiliates, without prior approval of the Fund's independent directors and, in some cases, of the SEC.  The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of its voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.  Similar restrictions limit the ability of the Fund to transact business with its officers or directors or their affiliates.  The restrictions on affiliated transactions imposed by the Investment Company Act may limit the ability of the Fund to pursue certain investment opportunities with related parties.

Reliance on Key Personnel

The portfolio managers are deemed to be key persons with respect to the successful implementation of the Fund's investment strategy.  If these persons were not available to the Investment Adviser, the Investment Adviser may be impaired, at least to some degree, in its ability to pursue the Fund's investment objective and implement its investment strategy; however, it is not currently anticipated that these persons will not be available to continue to manage the Fund's assets.

Limited Liquidity

Because no holder of Common Interests has the right to sell its Common Interests back to the Fund, redeem its Common Interests or otherwise withdraw from the Fund and because Common Interests are not tradable, an investment in the Fund is an illiquid investment and involves a high degree of risk.  A subscription for Common Interests should be considered only by investors who are financially able to maintain their investment, are investing for the long term and can afford to lose all or a substantial part of such investment.  Furthermore, there is not now, and there is not likely to develop, any market for the resale of the Common Interests.  Neither the Fund, the Investment Adviser, nor any of their affiliates has agreed to purchase or otherwise acquire from any holder of Common Interests any Common Interests or assume any responsibility for locating prospective purchasers of Common Interests.  Even if a purchaser for a Common Interest were available, approval of the transfer by the Investment Adviser and satisfaction of certain requirements specified in the Limited Partnership Agreement would be required before any transfer could occur.  In addition, the Common Interests have not been registered under the securities laws of any jurisdiction and the Fund has no plan, and is under no obligation, to register the Common Interests under any such law.  Generally, Common Interests may not be transferred unless registered under applicable securities laws or unless appropriate exemptions from such laws are available.

Investment in the Fund requires a long-term commitment with no certainty of return. Many of the Fund's investments will be highly illiquid with no established market, and there can be no assurance that the Fund will be able to realize on such investments in a timely manner.  The Fund expects to be able to sell or dispose of its interest in its portfolio of mortgage loans through a variety of strategies, including using its ability to pool residential mortgage loans and securitize such loans or otherwise selling the Fund's interest in such loans in whole or in part.  There can be no assurance, however, that the Fund's investments can be liquidated or monetized on acceptable terms due to, among other matters, market conditions and other factors that are not within the control of the Fund.  Distributions in kind of illiquid securities to the holders of Common Interests may be made, although certain investments by the Fund may generate current income on a self-liquidating basis.  While an investment may be sold at any time, this will occur typically a number of years after the investment is made.  The Fund will generally not be able to sell any of its securities investments (including interests in securitization vehicles), if any, publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available.  In addition, in some cases the Fund may be prohibited by contract from selling certain securities for a period of time.

Distributions in Kind

Distributions of marketable securities may be made to the partners in the Fund in the sole discretion of the General Partner to the extent permitted by applicable law.  Non-marketable securities may be distributed only upon liquidation of the Fund or upon prior approval of the limited partner receiving such non-marketable securities. Any distributions of cash and securities will be made pro rata in proportion to the Distribution payable to the General Partner and limited partners as determined by the Limited Partnership Agreement of the Fund.

Distributed securities may be subject to a variety of legal or practical limitations on sale.  In particular, immediately following a distribution of publicly-traded securities, trading volume may be insufficient to support sales by holders of Common Interests without such sales triggering a price decline which makes it difficult or impossible for all holders of Common Interests to sell such securities at the distribution valuation.  Nevertheless, the distribution valuation of such securities will be established by or under the direction of the Board of Directors in accordance with the Fund's valuation policies and will not be adjusted to reflect actual sale prices obtained by the holders of Common Interests.

Early Termination

In the event of the early termination of the Fund, the Fund might have to distribute to the holders of Common Interests their pro rata interests in many of the assets of the Fund.  Certain assets held by the Fund may be highly illiquid and might have little or no marketable value.  It is possible that at the time of such sale or distribution, certain assets held by the Fund would be worth less than the initial cost of such assets, resulting in a loss to the holders of Common Interests.

No Voluntary Withdrawals

The holders of Common Interests will not be able to withdraw from the Fund other than through distributions made upon a realization of the Fund's investments.

Functional Currency

The functional currency of the Fund will be U.S. dollars.  Capital commitments, capital contributions, and withdrawal proceeds generally will be stated, made or payable in U.S. dollars.  An investor whose functional currency is not U.S. dollars will bear substantial risks associated with fluctuating currency exchange rates, particularly with regard to capital contributions that may not become due for several years.

Litigation Risks

The Fund will be subject to a variety of litigation risks, particularly in consequence of the substantial likelihood that one or more Mortgage Assets or Portfolio Investments will face financial or other difficulties during the term of the Fund's investment.  The Fund may also initiate or participate in mortgage foreclosures with respect to Mortgage Assets or Portfolio Investments.  In the event of a dispute arising from any of the foregoing activities (or other activities relating to the operation of the Fund, the General Partner of the Fund, the Investment Adviser or PennyMac Servicing), it is possible that the Fund, the General Partner of the Fund, the Investment Adviser or PennyMac Servicing or any of their respective members may be named as defendants.  Under most circumstances, the Fund will indemnify the Investment Adviser and PennyMac Servicing and any of their respective members for any costs they incur in connection with such disputes.  Beyond direct costs, such disputes may adversely affect the Fund in a variety of ways, including by distracting the General Partner, the Investment Adviser and PennyMac Servicing and harming the Mortgage Assets and/or Portfolio Investments.

Other Clients; Allocation of Investment Opportunities

Subject to the restrictions set forth in the Limited Partnership Agreement, the Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities ("Other Clients").  While it is the general intention of the Investment Adviser that investment opportunities will be apportioned among the Fund and Other Clients on a fair and reasonable basis, there is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.  In many cases, the apportionment of investment opportunities among Other Clients and the Fund will be subject to the Investment Adviser's discretion.  The Investment Adviser may have incentives to favor Other Clients over the Fund.  The Investment Adviser may agree to terms with such Other Clients, or with the investors in such Other Clients, that differ from the terms entered into with the Fund and/or any of its investors, including, without limitation, terms related to management fees, carried interest or fees, and reporting.  Furthermore, the advice and investment recommendations that the Investment Adviser may give to these Other Clients and the investments that the Investment Adviser may buy or sell for these Other Clients may differ from the advice and recommendations that the Investment Adviser gives to the Fund, even if these Other Clients employ a similar strategy as the Fund.  Any such arrangements with Other Clients may be adverse to the interests of the Fund and/or the holders of Common Interests.

Under certain circumstances, the Investment Adviser or any of its members, employees or affiliates may make investments separate and apart from, or alongside with, the Fund.  As set forth in the Limited Partnership Agreement, the Investment Adviser and any of its respective members, employees or affiliates will be permitted to manage Other Clients during the Fund's term, any of which may compete with the Fund for investment opportunities, management time and attention, or otherwise.  Under certain circumstances, the Fund may make investments in which the Investment Adviser or any of its respective members, employees or affiliates has a pre-existing interest.  Provisions contained within the Limited Partnership Agreement that authorize the Investment Adviser or any of its members, employees or affiliates to engage in investment, management or other activities outside, or alongside with, the Fund, or to cause the Fund to make investments in respect of which the Investment Adviser or any its members, employees or affiliates have conflicting interests, will override common law and statutory fiduciary duties that would apply in the absence of such provisions.  The Limited Partnership Agreement will contain certain protections for holders of Common Interests against conflicts of interest faced by the Investment Adviser or any of its members, employees or affiliates, but will not purport to address all types of conflicts that may arise.  Moreover, as a practical matter, it may be difficult for holders of Common Interests to subject the behavior of, the Investment Adviser or any of its members, employees or affiliates to close scrutiny.

In the event the Investment Adviser serves as investment adviser of other investment funds, its assets would be subject to claims by partners or shareholders and creditors of those investment funds in addition to claims that might arise against it as Investment Adviser of the Fund.

Relationship with Service Providers

The exclusive servicing company for the Fund is PennyMac Servicing, which is an affiliate of the Investment Adviser.  This relationship creates a conflict of interest.  PennyMac Servicing will receive fees and reimbursement of expenses.  The Investment Adviser believes that the fees payable to PennyMac Servicing will, in the aggregate, be at least as advantageous as would be available for similar services by independent persons with similar experience.  This affiliate relationship creates a conflict and therefore, the agreement between the Mortgage Subsidiary and PennyMac Servicing, including PennyMac Servicing's servicing capabilities and its fees and other material terms, will be reviewed and approved at least annually by the Board of Directors.

The Investment Adviser on behalf of the Fund, may purchase products or retain services, including banking services, from entities which are affiliates of the Investment Adviser or that are controlled by one or more of the members of the Investment Adviser.  The price for any such products and the fees for any such services will be an operating expense of the Fund.  Any such transaction could cause a conflict of interest.  The Limited Partnership Agreement permits the Investment Adviser to enter into any such transaction if the Investment Adviser reasonably believes that the price or fees payable to such other entity will, in the aggregate, be as advantageous as or better to the Fund than would be available from independent entities with similar experience or quality of services or products.  Any such transaction between an affiliate of the Investment Adviser and any Fund will not be subject to review by the holders of Common Interests.  In addition to any such affiliate transactions, the Investment Adviser, on behalf of the Fund, may purchase products or retain services from entities in which one or more of the executives of the Investment Adviser serve as an executive or a director.  Such transactions could cause a similar conflict of interest and will not be subject to any review by the holders of Common Interests.  All such transactions and relationships affecting the Fund and its subsidiaries will be subject to continuing review and approval by the Board of Directors.

Spreads or commissions exceeding those which another firm might charge may be paid to firms for providing particular execution or research services to the Fund.  It is also possible that one or more of these parties may deal with the Fund as principals in connection with Fund transactions.  In addition, subject to applicable regulatory requirements, the Investment Adviser and/or affiliates may engage in so-called "cross transactions" with the Fund, meaning securities transactions wherein the Investment Adviser or an affiliate is representing, as agents, both the Fund and the counterparty to a securities transaction.  The Investment Adviser may cause the Fund, the Mortgage Subsidiary or other accounts to engage in cross trades (i.e., the purchase and sale of assets between or among client accounts of the Investment Adviser).  Such cross trades will be effected in accordance with the Investment Company Act (including Rule 17a-7 thereunder, as applicable) and the Investment Adviser's pricing practices and procedures.

Conflicts Arising Out of Relationship with Strategic Investors

Entities and indiciduals who are affiliated with each of BlackRock and Highfields Capital Management LP (such affiliates being collectively referred to herein as "BlackRock" and "Highfields," respectively) own a significant equity and economic interest in PennyMac, the parent company of the Investment Adviser and PennyMac Servicing.  However, neither BlackRock nor Highfields participates in the investment management operations of the Investment Adviser.  As of September 30, 2008, BlackRock's assets under management were in excess of $1.26 trillion.  BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products.  In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors.  Headquartered in New

York City, BlackRock has approximately 5,800 employees in 22 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East. Highfields, with approximately $11 billion in assets under management as of September 30, 2008, invests extensively in the financial services industry, including in public and private equity, debt securities and derivatives.  Within the financial services industry, Highfields and its principals have sponsored and structured new ventures in the insurance, reinsurance, specialty lending and asset management sectors. In addition, each of BlackRock and Highfields anticipates making an investment in the Fund.  To the extent permitted by the Investment Company Act and other applicable laws, the Fund may invest in cash management products, including certain money market funds, managed by subsidiaries of BlackRock. The relationships of PennyMac with each of BlackRock and Highfields potentially raise a variety of conflicts of interest.  By acquiring the Shares, each Shareholder will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the fullest extent permitted by applicable law, to have waived any claims with respect to the existence of such conflicts of interest.

Each of BlackRock and Highfields currently manages investment funds and separate accounts in a variety of strategies, including strategies targeting investments in mortgage loans and mortgage-related securities, that may compete, directly or indirectly, with the Fund.  Each of BlackRock and Highfields has agreed, however, to refrain from sponsoring an investment fund with the principal investment objective of acquiring residential whole loans until at least 2011.  The Fund may enter into transactions with market participants with which BlackRock or Highfields has important business relationships, and such relationships could influence the decisions made by the Investment Adviser with respect to the purchase or sale of Mortgage Assets or Portfolio Investments.  Further, such third parties could have interests that may be contrary to the investment objective of the Fund or which may conflict with the interest of the Fund.  Further, BlackRock- or Highfields-managed investment funds or separate accounts may, to the extent permitted by applicable law, purchase or sell Mortgage Assets or Portfolio Investments from or to the Fund.

The Fund may secure services, including research, advisory, brokerage, support or other services, from companies in which BlackRock- or Highfields-managed investment funds or accounts may invest or, to the extent permitted by applicable laws, from BlackRock or Highfields.  The Fund may secure the services of BlackRock Solutions®, which may provide the Investment Adviser with, among other things, risk management analytics and systems, proprietary valuation techniques, market outlook, competitive evaluation and structuring and operational expertise.  Such services would be provided based on arms-length pricing.  Valuation information furnished by BlackRock Solutions may be used by the Investment Adviser in valuing the assets of the Fund.

Neither BlackRock nor Highfields is prohibited from purchasing or selling the assets of, or otherwise investing in or financing, either for its own account or for client accounts, issuers in which the Fund may have an interest.  Such activities could have an adverse effect on the value of the positions held by the Fund, or may result in BlackRock and/or Highfields having interests adverse to those of the Fund.

Each of BlackRock and Highfields has, and will in the future develop, relationships with a significant number of clients or investors who may hold or may have held investments in BlackRock or Highfields sponsored or managed investment funds or separate accounts, clients or investors who may hold or may have held investments similar to the investments intended to be made by the Fund, clients that may themselves represent appropriate investment opportunities or counterparties for the Fund or clients or investors that may compete with the Fund for investment opportunities.  For example, the Fund may acquire, or otherwise gain exposure to, certain Mortgage Assets or Portfolio Investments held or underwritten by certain clients or investors of BlackRock or Highfields.

The management of numerous investment funds and accounts by BlackRock and Highfields ("BLK/HCM Accounts") necessarily creates a number of potential conflicts of interest with the Fund.  Under certain circumstances, the Fund may invest in a transaction in which one or more BLK/HCM Accounts are expected, or seek, to participate, or already have made, or concurrently will make or seek to make, an investment.  The Fund and the BLK/HCM Accounts may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer, borrower or counterparty involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment.  Conflicts will also arise in cases where the Fund and/or other BLK/HCM Accounts invest in different parts of an issuer's capital structure, including circumstances in the Fund and/or certain BLK/HCM Accounts may own private securities or obligations of an issuer and/or the Fund and/or other BLK/HCM Accounts may own public securities of the same issuer.  For example, the Fund may acquire a debt interest of a particular borrower in which one or more BLK/HCM Accounts have an equity investment.  In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the interests of the Fund and one or more BLK/HCM Accounts could conflict.  If an issuer in which the Fund and one or more BLK/HCM Accounts hold different classes of securities (or other assets, instruments or obligations issued by such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed modifications, waivers, or amendments to the terms of such borrowing).  For example, a debt holder may be better served by a foreclosure or liquidation in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

BlackRock, Inc. is a publicly traded company listed on the New York Stock Exchange.  Merrill Lynch & Co., Inc. and certain of its affiliates (collectively, "Merrill Lynch") owns approximately 49% of the outstanding capital stock of BlackRock, Inc., and The PNC Financial Services Group, Inc. ("PNC") owns approximately 34% of the outstanding capital stock of BlackRock, Inc.  Merrilly Lynch has entered into definitive agreements to merge with Bank of America.  If such merger is completed, such conflicts may also apply to some degree to Bank of America.  The relationship between BlackRock and each of Merrill Lynch and PNC may give rise to certain conflicts of interest in the ordinary course of business of each of Merrill Lynch, PNC and the investment activities of the Fund.  The following discussion enumerates certain potential and actual conflicts of interest arising out of the ownership interests of Merrill Lynch and PNC in BlackRock.

Investment Banking and Similar Fees.  Merrill Lynch and its affiliates may receive investment banking, syndication, underwriting, placement, advisory, brokerage, lending and similar fees from certain issuers and other parties involved in transactions in which the Fund may participate.  Such fees could be paid for providing services in connection with: (i) equity or debt financings, (ii) the acquisition, disposition or sale of the securities or other issuances or assets of such companies, (iii) underwriting services, or (iv) other investment banking or financial advisory services.  The Fund will not participate in any such fees that may be paid by any such issuer and the return on investment in any such issuer may be diminished as a result.  Under any of the foregoing arrangements, Merrill Lynch may have interests that conflict with those of the Fund and/or any of the Shareholders.

Retail Banking, Investment Services and Other Businesses of PNC.  PNC and its affiliates may provide deposit, lending, cash, management, trust and investment services and other commercial and private banking products to issuers in which the Fund may invest and/or to the Fund or to the Investment Adviser and its affiliates.  PNC and its affiliates may also provide brokerage, investment banking and financial advisory services to issuers in which the Fund may invest or to the Fund.  PNC and its affiliates serve as investment managers and trustees for various employee benefit plans and charitable and endowment assets that could potentially have relationships with any issuers in which the Fund may invest or which may invest in the Fund.  PNC and its affiliates also engage in asset-based lending and real estate financing to issuers in which the Fund may invest or otherwise transact business.  PNC and its affiliates also provide fund accounting and administration, transfer agency, global custody securities lending services, sub-accounting services, marketing and distribution services, managed account services, alternative investment services, banking transaction services and advanced output solutions.  Through any of the foregoing, PNC and its affiliates may receive fees from issuers or other counterparties in which the Fund may invest or it may receive from the Fund or may have interests that conflict with those of the Fund.

Other Services and Activities.  Each of Merrill Lynch and PNC may provide a variety of other services, including research, advisory, brokerage or support services, to any companies in which the Fund may invest or, to the extent permitted by the Investment Company Act, the Advisers Act and other applicable laws, to the Fund.  To the extent permitted by the Advisers Act, the Investment Company Act and other applicable laws, the Fund may enter into transactions in which BlackRock, Merrill Lynch or PNC acts as principal, or in which BlackRock and/or Merrill Lynch or PNC acts on behalf of the Fund and the other parties to such transactions.  To the extent permitted by the Advisers Act, the Investment Company Act and other applicable laws, Merrill Lynch or PNC may act as broker, dealer, futures commission merchant, agent, lender or otherwise for any of the Fund, and the applicable Merrill Lynch and PNC entities involved in such transactions will retain all commissions, fees and other compensation in connection therewith.  Issuers of securities held by the Fund may have publicly or privately traded securities in which a Merrill Lynch or PNC is an investor or makes a market.  Neither Merrill Lynch nor PNC is prohibited from purchasing or selling the securities of or otherwise investing in or financing issuers in which the Fund has an interest.  Each of Merrill Lynch and PNC may also engage in proprietary investment activities from time to time without reference to the positions held by the Fund.  Such proprietary trading activities could have an adverse effect on the value of the positions held by the Fund, or may result in Merrill Lynch and/or PNC having interests adverse to those of the Fund.  Subsidiaries of Merrill Lynch may also sponsor and manage investment funds or other client accounts that compete directly or indirectly with the investment program of the Fund.  There can be no assurance that any of the foregoing arrangements will not, in whole or in part, give rise to conflicts of interest affecting the investment activities of the Fund.

It is difficult to predict the circumstances under which any of the foregoing conflicts could become material, but it is possible that such relationships and circumstances could require the Investment Adviser to refrain from making all or a portion of any investment or a disposition in order for the Investment Adviser to comply with its fiduciary duties, the Investment Company Act, the Advisers Act or other applicable laws.

Relationship to PennyMac Servicing

The sale of securitization of residential mortgages may result in the creation of a separate asset, "mortgage servicing rights."  The economic value of the mortgage servicing rights may be sold to the purchaser of the mortgage loans along with the mortgages or such rights may be retained by the Fund.  PennyMac Servicing may, but is not obligated to, acquire the mortgage servicing rights to facilitate the sale of mortgage loans or mortgage related securities.  The Investment Adviser will act to structure sales of the Mortgage Assets in the best interest of the Fund, including the disposition of any resulting mortgage servicing rights.  Although in certain cases it may not be in the best interest of the Mortgage Subsidiary to have PennyMac Servicing retain or sell the mortgage servicing rights, as the case may be, PennyMac Servicing may have incentives to retain or sell such rights, which may create a conflict.

Management Fees and Carried Interest

Because the Investment Adviser receives a management fee that is based on the net asset value of the Fund, there is a potential conflict of interest regarding the management of the Fund's assets.  There is a potential conflict of interest between the responsibility of the Investment Adviser to maximize profits from investment and trading and the possible desire of the Investment Adviser to avoid taking risks that might reduce the net asset value of the Fund and, consequently, reduce the management fee payable to the Investment Adviser.

The allocation of the Carried Interest (as defined below in Item 9.1(b)) to the General Partner creates the opposite incentive for the Investment Adviser to make more speculative investments on behalf of the Fund than it would otherwise make in the absence of such performance-based compensation arrangements.  Furthermore, the Investment Adviser may have an incentive to acquire assets for which PennyMac Servicing is likely to be engaged as the servicer, as such engagement may enhance the profitability of PennyMac Servicing to the Investment Adviser's principals and affiliates.

The Board of Directors will monitor such services and engagements and the fees on an annual basis and in connection with its annual approval of the Investment Management Agreements.

(b)  Not Applicable.

8.4           Other Polices.  In addition to Mortgage Assets and Portfolio Investments, the Fund may make investments in high grade, short-term money market funds, cash and cash equivalents for temporary cash management or defensive purposes.

8.5           Not Applicable.

8.6           Not Applicable.

ITEM 9.	MANAGEMENT

9.1           General.

(a)       Board of Directors.  The Board of Directors will exercise the oversight functions required by the Investment Company Act, including approving related party contracts entered into on behalf of the Fund.  PNMAC Opportunity Fund Associates, LLC, the general partner of the Fund and an affiliate of the Investment Adviser, will manage the day-to-day operations of the Fund, subject to the oversight of the Board of Directors.  The General Partner will manage day-to-day administrative and operational activities of the Fund, including supervision of the Investment Adviser with respect to such activities.  The Board of Directors consists of five persons, four of whom are not interested persons of the Fund or the Feeder Fund for purposes of Section 2(a)(19) of the Investment Company Act.  The same directors will serve as directors of the Feeder Fund for the purpose of setting broad policies for the Feeder Fund.  The holders of preferred securities, if any, of the entity in question, voting separately as a class, will be entitled to elect two of the directors of that entity.  The remaining directors of that entity will be subject to election by holders of common securities and preferred securities of the entity in question, voting together as a single class.

(b)       Investment Adviser.  The Investment Adviser, a Delaware limited liability company, serves as the investment adviser of the Fund.  The Investment Adviser maintains its office at 27001 Agoura Road, Suite 350, Calabasas, California 91301.  The Investment Adviser is a wholly owned subsidiary of PennyMac, a Delaware limited liability company.  Entities and individuals who are affiliated with each of BlackRock and Highfields and certain other persons are investors in PennyMac and the Fund or a parallel fund.  Such affiliates own minority equity interests in PennyMac, including in certain cases substantially in excess of 25%.  However, each of such entities has informed PennyMac that it does not hold voting interests in excess of 25% for purposes of the Investment Company Act and accordingly believes that it does not "control" PennyMac or the Investment Adviser pursuant to the Investment Company Act.

The Investment Adviser is a registered investment adviser under the Advisers Act.  The individuals who lead and manage the day-to-day investment activities of the Investment Adviser collectively bring over 90 years of experience investing in, valuing and developing markets for residential mortgages.

The Investment Adviser has sole investment discretion for the Fund and the Feeder Fund with respect to their respective assets and will make all decisions affecting such assets in accordance with their stated objective and policies.  The Investment Adviser will select investments for the Fund, the Feeder Fund, the Mortgage Subsidiary and any other holding company subsidiaries that may be formed from time to time and will place purchase and sale orders for investments on behalf of such entities.  The holders of Common Interests will have no right to participate in the management of the Fund.

Pursuant to separate investment management agreements between the Fund and the Investment Adviser and between the Feeder Fund and the Investment Adviser (together, the "Investment Management Agreements"), the Investment Adviser will make or approve the investment decisions for the Fund, the Feeder Fund and the Mortgage Subsidiary and will place, or will approve the placement of, purchase and sale orders for investments of each of these entities.  The Investment Adviser will select the dealers or brokers that execute the purchases and sales of such investments.  In connection with the selection of dealers or brokers, the Investment Adviser will seek to have each transaction executed at a net price that provides the most favorable cost or proceeds reasonably obtainable under the circumstances at a reasonable commission.

The Fund will pay the Investment Adviser a management fee, which is accrued at the end of each month and paid at the end of each fiscal quarter, in an amount equal to (a) during the Commitment Period, an annualized rate of one and one-half percent (1.5%) of the total capital commitments to the Fund and (b) thereafter, an annualized rate of one and one-half percent (1.5%) of the Fund’s NAV so long as such amount does not exceed one and one-half percent (1.5%) of the aggregate capital contributions to the Fund provided, however, that such fee will not be payable to the extent of any management fees payable to the Investment Adviser or an affiliate thereof by any registered investment company that invests in the Fund.

The Feeder Fund will pay the Investment Adviser a fee for providing certain shareholder services exclusively to shareholders in the Feeder Fund which is accrued at the end of each month and paid at the end of each fiscal quarter in an amount equal to (a) during the commitment period, an annualized rate of 0.5% of the total capital commitments to the Feeder Fund and (b) thereafter, an annualized rate of 0.5% of the Feeder Fund’s net asset value so long as such amount does not exceed 0.5% of the aggregate capital contributions to the Feeder Fund.

Net cash proceeds from the sale of assets, or any portion of an asset, or marketable securities available for distribution and to be distributed and current cash receipts from dividends, interest and other similar distributions from Mortgage Assets and Portfolio Investments net of current expenses ("Proceeds") will be distributed at such times as determined by the General Partner, in its sole discretion; provided, that before the termination or expiration of the commitment period, Proceeds may be retained by the Fund for reinvestment in any Portfolio Investment or Mortgage Asset, as

determined by the Investment Adviser in its sole discretion, in accordance with the requirements of the Investment Company Act.

Under the Investment Company Act, if the Fund has any preferred interests outstanding, the Fund is not permitted to declare any cash dividend or other distribution on its Common Interests or repurchase any Common Interests unless, at the time of and after giving effect to such declaration or repurchase, the value of the Fund's assets, less all liabilities and indebtedness of the Fund that are not senior securities (such as fees for services, due diligence expenses and other expense accruals), is at least 200% of all indebtedness of the Fund representing senior securities plus the liquidation value of all outstanding preferred shares (i.e., the liquidation value plus the Fund's debt may not exceed 50% of the Fund's assets less all liabilities and indebtedness of the Fund that are not senior securities).  If preferred interests are issued, the Fund intends, to the extent possible, to purchase or redeem preferred interests from time to time to the extent necessary in order to maintain coverage of any preferred interests of at least 200%.

The Fund will pay to the General Partner (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares of the Feeder Fund exceed an 8% annual return on the aggregate initial net asset value of the Feeder Fund’s shareholders’ cumulative capital contributions until the General Partner has received from the Fund an amount equal to 20% of the profits distributed to the Feeder Fund’s shareholders and (ii) thereafter an amount (payable at the same time as any distributions to the Feeder Fund’s shareholders) such that after receipt thereof the General Partner will have received from the Fund an amount equal to 20% of the profits distributed to the Feeder Fund’s shareholders.  Such amounts payable to the General Partner are referred to herein as the "Carried Interest."

The Investment Management Agreements may be terminated by the Fund or the Feeder Fund, as the case may be, at any time upon giving the Investment Adviser 60 days' notice, provided that such termination must be directed or approved by a majority of the Board of Directors in office at the time or by the holders of a majority of the voting securities of the Fund or the Feeder Fund, as the case may be, at the time outstanding.  The Investment Management Agreements may also be terminated by the Investment Adviser on 60 days' written notice. The Investment Management Agreements will also immediately terminate in the event of their assignment.  As used in this paragraph, the terms "majority of the outstanding voting securities," "interested person" and "assignment" have the same meanings as in the Investment Company Act.

(c)       Portfolio Management.  Certain investment professionals of the Investment Adviser, including, but not limited to, Stanford L. Kurland, David A. Spector, Michael L. Muir, David M. Walker and James S. Furash, are designated as the investment team responsible for the investment management of the Fund (the "Investment Team").  The Investment Team is supported by a group of investment professionals who focus on credit research and portfolio management.  The Investment Team believes that its experience in various market conditions, depth of resources and leadership in the residential mortgage markets will help provide detailed and expedient analysis for the Fund's investment program.  The following are summaries of the background and experience of the principals of the Investment Adviser and the General Partner.  There can be no assurance that such persons will continue to be employed by the Fund, or, if so employed, be involved in the management of the Fund.  The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Fund.

Stanford L. Kurland is the Founder, Chairman and Chief Executive Officer of the Investment Adviser.  Mr. Kurland is an accomplished executive in financial services with more than 27 years of experience in the mortgage banking arena.  He is well recognized for his leadership in developing the strategic direction, risk management activities, financial management, and organizational development of Countrywide Financial Corporation until his departure in 2006.  During his tenure at Countrywide Financial Corporation, where he served as Chief Financial Officer and then Chief Operating Officer, the company grew in market capitalization from just over one million dollars to a leading financial services firm with over $25 billion in market value.  Under his leadership, Countrywide built a world class organizational and governance structure.  Mr. Kurland began his professional career in 1975 in public accounting and practiced as a CPA for the international accounting firm, Grant Thornton.  He holds a BS in Business Administration and Accounting from California State University, Northridge.

David A. Spector, as Chief Investment Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk.  Prior to joining PennyMac, Mr. Spector was Co-Head of Global Residential Mortgages for Morgan Stanley, based in London.  He was previously Senior Managing Director, Secondary Markets, for Countrywide Financial Corporation where he was responsible for Secondary Marketing, including interest rate risk management and related functions, and directed loan trading, loan pricing, pipeline hedging, and mortgage servicing rights hedging.  He was a member of the Countrywide Asset Liability and Credit Committees, as well as Freddie Mac and Fannie Mae advisory committees.  Mr. Spector began his career at First Boston in the Mortgage Finance Group in New York.  He holds a BA in History from the University of California at Los Angeles.

Michael L. Muir, as Chief Capital Markets Officer, is responsible for maintaining loan pricing systems, distressed asset pricing models, overseeing trading systems, managing pooling, securitization activities, and market surveillance, as well as executing hedge transactions.  Prior to joining PennyMac, Mr. Muir was Chief Financial Officer, Treasurer, and Chief Investment Officer for Countrywide Bank, N.A., a subsidiary of Countrywide Financial Corporation and the eleventh largest national bank in the United States. He was responsible for the bank's overall financial strategy, including interest rate risk, credit risk, liquidity, and capital management, as it grew from $75 million to $100 billion in assets.  He chaired the bank's asset/liability and investment committees.  Prior to joining Countrywide Bank, Mr. Muir was a Senior Vice President at Countrywide Home Loans, where he ran the ABS trading desk.  In this position he was responsible for the modeling, pricing, purchase, sale and securitization of subprime and home equity loans.  Prior to joining Countrywide, Mr. Muir was a principal at Medallion Mortgage Company.  He holds a BA, cum laude, in Humanities from Brigham Young University and an MBA from the University of Chicago's Graduate School of Business.

David M. Walker, as Chief Credit Officer, is responsible for developing and maintaining the loan grading system, default curves, the loan loss severity matrix, new loan underwriting and modification standards, overseeing representation and warranty claims, and evaluating and determining the adequacy of reserves and valuation model loss assumptions.  Prior to joining PennyMac, Mr. Walker was Chief Lending Officer for Countrywide Bank, N.A., a subsidiary of Countrywide Financial Corporation, where he was responsible for the bank's lending, credit and portfolio management activities, and, previously Mr. Walker spent ten years with Countrywide Financial in a variety of credit risk management and secondary marketing positions including Chief Credit Officer and Executive Vice President of Secondary Marketing.  Prior to joining Countrywide, Mr. Walker was a Vice President at Citicorp and a member of McKinsey & Company's corporate finance practice.  He holds a BA in Business Administration from California State University at Fullerton, and an MBA from the University of Southern California.

James S. Furash, as Chief Development Officer, is responsible for establishing relationships with sellers, negotiating purchase/sales agreements, and coordinating transaction details.  Prior to joining PennyMac, Mr. Furash was co-founder, President, and Chief Executive Officer of Countrywide Bank, N.A., a subsidiary of Countrywide Financial Corporation, where he led the growth of Countrywide Bank to become the eleventh largest national bank in the United States.  Mr. Furash has been involved in all aspects of the financial services industry including commercial lending, capital markets, consumer lending, and retail banking, having co-founded Monument Financial Group, LLC., and being previously associated with SunTrust Bank, N.A., National Bank of Washington, and Mercer Management Consulting.  He holds a BA in Economics from the University of Virginia, and an MBA from The Wharton School of the University of Pennsylvania.

Mark P. Suter, as Chief Portfolio Strategy Officer, is responsible for coordinating the development and implementation of strategies for maximizing return on assets, evaluating various alternatives for asset realization, and directing/approving remedial activities to be implemented within the servicing system.  Prior to joining PennyMac, Mr. Suter was Chief Strategy Officer, Chief Governance Officer, Chief Retail Officer, and head of Diversified Lending for Countrywide Bank, N.A., a subsidiary of Countrywide Financial Corporation where he co-founded the bank and helped to establish it as the fastest organically growing depository in the history of U.S. banking.  Prior to joining Countrywide Bank, N.A., Mr. Suter founded a merchant banking and consulting organization, served as a Consultant and Managing Associate at the boutique bank consulting firm of Furash & Company, and was on the engagement team that developed modernization strategies for the Federal Home Loan Bank System.  He holds a BS, cum laude, in Economics from The Wharton School of the University of Pennsylvania.

Andrew S. Chang, as Chief Fund Administration Officer, is responsible for overseeing the development and administration of PennyMac's investment funds as well as leading other strategic initiatives and special projects.  Prior to joining PennyMac, Mr. Chang was a Director at BlackRock and a leader of its Advisory Services practice, specializing in financial strategy and risk management for banks and mortgage companies.  Prior to joining BlackRock, Mr. Chang was a management consultant and Engagement Manager at McKinsey & Company in New York, advising leading global financial institutions in the areas of strategy, operational performance and organization, and a leader of the firm's mortgage initiatives in the United States.  He holds an AB, magna cum laude with highest honors in Biology, from Harvard University.

(d)       Administrator.  U.S. Bancorp Fund Services, LLC, with a place of business at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, will serve as administrator for the Fund (the "Administrator"), and in such capacity, will  perform all general administrative tasks for the Fund, including maintaining financial records, calculating the NAV of the Fund, calculating the Carried Interest and handling subscriptions and transfers.  The Administrator shall not be responsible for any investment decisions of any Fund, all of which decisions will be made by the Investment Adviser.  The fees payable to the Administrator will be based on its standard schedule of fees charged by the Administrator for similar services.

(e)       Custodians.  U.S. Bank National Association, with a place of business at 1555 North Rivercenter Drive, Milwaukee, Wisconsin, 53212, will serve as custodian for the Fund, and in such capacity, will provide the Fund custodian services.  U.S. Bancorp Fund Services, LLC, with a place of business at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, will serve as transfer agent for the Fund, and in such capacity, will provide the Fund transfer agency services.

(f)        Expenses.  The Investment Adviser and the General Partner will bear their own operating expenses, including office space, information technology, systems, utilities, administrative costs, and secretarial, clerical and other personnel.  To the extent expenses to be borne by the Fund or the Feeder Fund are paid by the Investment Adviser or the General Partner, the Fund or the Feeder Fund will reimburse the Investment Adviser or the General Partner, as applicable, for such expenses.

The Fund pays all of its other costs and expenses, such as investment-related expenses (e.g., fees, costs and expenses related to the purchase, holding, transfer and sale of assets of the Fund, to the extent not reimbursed; brokerage commissions; clearing and settlement charges; custodial fees; licensing fees and expenses; appraisal expenses; interest expenses; borrowing charges on assets sold short; expenses related to organizing entities, investment vehicles or accounts through or in which investments by the Fund may be made; due diligence expenses incurred in connection with the acquisition of Mortgage Assets (including, but not limited to, reasonable travel related expense), and expenses relating to consultants, attorneys, brokers or other professionals or advisors who provide advice or due diligence services with regard to investments (whether or not the potential investment is acquired) and third-party investment banking expenses related to the purchase and sale of assets); Loan Servicing Fees; Management Fees; directors' fees and expenses; costs of reporting to holders of Common Interests, creditors and others; fees and expenses of members of any advisory committee to the Fund; costs and expenses relating to any meeting of Shareholders or limited partners of the Fund; legal (including litigation) fees and expenses; accounting, auditing and tax preparation fees and expenses; fees and expenses relating to the Fund's administrator and auditor; fees and expenses relating to third-party valuation firms; third-party expenses and fees incurred in connection with transactions not consummated; taxes, governmental charges and other duties payable by the Fund; investment-related travel expenses; costs related to issuing, transferring and repurchasing Common Interests, or portions thereof, and paying dividends or making other distributions thereon; expenses related to liability insurance for the Fund, including the costs of directors and officers and errors and omissions insurance premiums; organizational expenses (including all reasonable costs and expenses incurred in connection with the formation and organization of the Fund, the Mortgage Subsidiary and any other subsidiaries of the Feeder Fund that may be formed from time to time, and offer, marketing and sale of Common Interests of, the Fund, as determined by the Investment Adviser, including all placement fees and all out-of-pocket legal, accounting, printing, travel and filing fees and expenses); costs, expenses and liabilities resulting from the Fund's indemnification obligations; costs of winding up and liquidating the Fund; extraordinary expenses and other similar expenses related to the Fund as the Investment Adviser determines in its sole discretion.

The Mortgage Subsidiary and any other entities utilized by the Fund will pay all of their expenses of any nature whatsoever.

(g)       Not applicable.

9.2           Non-resident Managers.  Not applicable.

9.3           Control Persons.  The Fund is owned entirely by the Feeder Fund except for the Carried Interest rights of the General Partner.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

10.1            Capital Stock.  Common Shares.

The Fund is authorized to issue Common Interests in an amount equal to the amounts contributed to it by the Feeder Fund.  The Common Interests have no preferential, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Interests.  The Common Interests will be entitled to all residual income and gain of the Fund after payment of interest on the Fund's debt and other liabilities and expenses and the Carried Interest to the General Partner.  The Common Interests will have one vote per $1,000 of net asset value as of the end of the quarter preceding the date on which any vote or consent of the Common Interests is required.  All of the voting rights of the Common Interests will be passed through to the holders of common shares and Series A Preferred Shares of the Feeder Fund on an equal per share basis.  Further, holders of Common Interests have voting rights on the election of all Directors other than the two Directors elected by the preferred interests, if any.  Directors are elected by plurality voting.  No person has any liability for obligations of the Fund by reason of owning Common Interests, although each person that subscribes for Common Interests is liable for the full amount of such subscription.

The rights attached to the Common Interests are set forth in the Fund's Limited Partnership Agreement.  Such Limited Partnership  Agreement may be amended by the Board of Directors without a vote of holders of Common Interests or any preferred interests in any manner that does not materially and adversely affect the holders of Common Interests or the preferred interests, by the affirmative vote of not less than a majority of the Common Interests and any preferred interests outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of Common Interests and any preferred interests and by the affirmative vote of not less than a majority of the outstanding Common Interests or any preferred interests voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class.  On any matter as to which the Investment Company Act requires a vote, approval by plurality (in the case of elections of directors), a majority of interests present and voting on the matter in question or, where required by the Investment Company Act, the lesser of a majority of the votes of the outstanding voting securities of the Fund or the votes of at least two-thirds of such outstanding voting securities, if a quorum of at least a majority of such voting securities is present, will be sufficient to approve such matter.

The Fund may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the Common Interests and any preferred  interests.

Preferred Securities

The Fund is also authorized to issue an unlimited number of preferred interests, with each preferred interest having such liquidation preference and other terms authorized by the Board of Directors.  The Fund has no preferred interests outstanding.

10.2           Long-Term Debt.  The Fund and/or the Feeder Fund may issue preferred stock and/or debt in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets (including the Feeder Fund's assets) after deducting liabilities other than any such preferred stock of the Fund and the principal amount outstanding under any credit facility (in the case of debt) and not in excess of one-half of the Fund's consolidated gross assets after deducting liabilities other than any such preferred stock of the Fund and the principal amount outstanding under any credit facility (in the case of preferred shares and debt combined).

10.3           General.  Not Applicable.

10.4           Taxes.

Taxation of the Fund and its Partners

 The following discussion is a general summary of certain current U.S. federal income tax laws regarding the Fund and holders of its Common Interests who are U.S. Persons and does not purport to deal with all of the federal income tax consequences or any of the state, local or foreign tax considerations applicable to the Fund or its interest holders, or to all categories of investors.  In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, banks, entities treated as partnerships for U.S. federal income tax purposes, persons holding common shares as part of a hedge and insurance companies, are not addressed.  This discussion is based on the Code, regulations issued thereunder, ("Treasury Regulations") and interpretations, rulings and decisions currently in effect (or in some cases proposed), all of which are subject to change, potentially with retroactive effect.  Any such change may adversely affect the federal income tax consequences described herein.  Prospective investors should consult their tax advisors regarding the U.S. federal, state, local, non-U.S. income and other tax consequences to them of purchasing the Common Interests, including the effects of any changes, including proposed changes, in applicable tax laws.

For purposes of this section a "U.S. person" is, as determined for U.S. federal income tax purposes, (i) a citizen or individual resident of the U.S.; (ii) a corporation which is created or organized under the law of the U.S., any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax without regard to its source; or (iv) a trust if, (A) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust was in existence on August 20, 1996, and properly elected to be treated as a U.S. person.   For purposes of this section a “Non-U.S. Person” is (i) an individual that is not a citizen or resident of the United States or (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes that is not created or organized under the laws of the United States, any of the States or the District of Columbia.

If a partnership, including for this purpose any entity treated as a partnership for U.S. federal income tax purposes, is a partner in the Fund (a "Partner"), the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of such partner and the activities of the partnership.  A Partner that is a partnership, and partners in such partnership, should consult their tax advisors to determine the U.S. federal income tax consequences of acquiring, holding and disposing of Interests.

U.S. Federal Income Tax Status of the Fund. The Fund generally intends to conduct its affairs such that it will be treated as a partnership and not as an association or a publicly traded partnership subject to tax as a corporation for U.S. federal income tax purposes.  No assurance can be given that the IRS will not challenge such classification of the Fund.

If for any reason the Fund were treated as a corporation for U.S. federal income tax purposes, capital gains and losses and other income and deductions recognized by the Fund would not be passed through to the Partners, which could cause any Partner that intend to be treated as a "regulated investment company" for U.S. federal income tax purposes, such as the Feeder Fund, to fail to so qualify, and the Fund could be subject to full, net basis corporate tax on its income. The remainder of this discussion assumes that for U.S. federal income tax purposes the Fund will be treated as a partnership and not as association or publicly traded partnership subject to tax as corporations, and an investor in the Fund will be treated as a partner in it.

Taxation of Partners on the Fund’s Profits and Losses.  The Fund will not itself generally be subject to U.S. federal income tax.  Rather, each Partner in computing its U.S. federal income tax liability for a taxable year, will be required to take into account its allocable share of all items of Fund income, gain, loss, deduction and credit for the taxable year of the Fund ending with or within such Partner’s taxable year, even though the Fund does not intend to make distributions.  Such treatment could give rise to so-called “phantom income” for the Partner.  Each Partner will have a separate capital account in the Feeder Fund that will be maintained on a U.S. federal income tax basis (each, a “Tax Basis Capital Account”).  The Tax Basis Capital Account will not reflect, on a current basis, unrealized gains or losses and is not relevant in determining amounts distributable to Partners in redemption of their Interests or otherwise.  In certain circumstances, the characterization of an item of profit or loss for a Partner will be determined at the Fund (rather than at the Partner) level.

 Allocation of Fund Profits and Losses.  For U.S. federal income tax purposes, a Partner’s allocable share of items of Fund income, gain, loss, deduction, expenditure and credit will be determined as provided by the Limited Partnership Agreement, if such allocations either have “substantial economic effect” or are determined to be in accordance with the Partner’s interest in the Fund.  Allocations at the Fund generally will be made in a manner intended to eliminate, insofar as possible, any disparity between a Partner’s capital account and its tax basis account, consistent with principles set forth in Section 704(c) of the Code and Treasury regulations promulgated thereunder.  If the allocations provided by the Limited Partnership Agreement were successfully challenged by the IRS, the redetermination of the allocations to a particular Partner for U.S. federal income tax purposes could be less favorable than under such allocations.

Special Allocations.  Notwithstanding the discussion above, if, for any reason, allocations of net profit and net loss (or any item of income, gain, loss or expense taken into account in determining net profit and net loss) do not correspond to distributions of amounts reflecting the aggregate net profit of the Fund made or required to be made by the Fund pursuant to the Limited Partnership Agreement (due, for example, to events occurring between the time that such allocations are made and the time that the related distributions are made), then the General Partner shall allocate net profit and net loss (and, if necessary, items of Fund income (including gross income), gain, loss and expense taken into account in determining net profit and net loss) and any other items of Fund income, gain, loss and expense recognized in subsequent accounting periods among the Partners in such a manner as shall, in the General Partner's sole discretion, eliminate as rapidly as possible the disparity between the prior allocations of net profit and net loss (or items taken into account in determining Net Profit and Net Loss), on the one hand, and those non-corresponding distributions, on the other hand.  Furthermore, if in the opinion of the General Partner, the allocations of income, gain, loss and expense provided for in the Limited Partnership Agreement do not comply with the applicable Code provisions or Treasury Regulations (including the provisions relating to nonrecourse deductions and partner nonrecourse deductions), then, notwithstanding anything in the Limited Partnership Agreement to the contrary, such allocations shall, upon notice in writing to each Partner, be modified in such manner as the General Partner determines is necessary to satisfy the relevant provisions of the Code or Treasury Regulations, and the General Partner shall have the right to amend the Limited Partnership Agreement (without the consent of any other Partner being required for such amendment) to reflect any such modification.  It is the intention of the General Partner and the Partners, however, that no such modification shall alter materially the economic arrangement among the Partners

Adjusted Tax Basis for a Partner’s Interest in the Fund.  For U.S. federal income tax purposes, a Partner’s adjusted tax basis for its interest in the Fund generally will be equal to the amount of its initial capital contribution and will be increased by (a) any additional capital contributions made by such Partner and (b) such Partner’s allocable share of (i) items of Fund taxable income and gain and (ii) nonrecourse indebtedness of the Fund (as defined for U.S. federal income tax purposes and allocated among the Partners in accordance with their profit sharing ratios). Such adjusted tax basis generally will be decreased, but not below zero, by such Partner’s allocable share of (a) items of Fund taxable deduction, expense and loss and (b) distributions by the Fund or constructive distributions resulting from a reduction in such Partner’s share of nonrecourse indebtedness of the Fund (as defined for U.S. federal income tax purposes).

                        If the recognition of a Partner’s distributive share of Fund losses would otherwise reduce its adjusted tax basis for its interest below zero, the recognition of such losses by the Partner would be deferred until such time as the recognition of such losses would not reduce the Partner’s tax basis below zero.  To the extent that the Fund’s distributions (or constructive distributions, as described above) would reduce a Partner’s adjusted tax basis for its interest below zero, such distributions would generally constitute taxable income to the Partner and would be treated as gain from the sale or exchange of a capital asset except as described below.

                        In the event a Partner sells or exchanges its Interests, the Partner generally will recognize gain or loss in an amount equal to the difference between the amount of the sales proceeds and the Partner’s adjusted tax basis for such interest.  Such Partner’s adjusted tax basis will be adjusted for this purpose by its allocable share of the Fund’s income or loss for the fiscal year of the sale or distribution.  Any gain or loss recognized with respect to such a sale or distribution generally will be treated as capital gain or loss.  However, to the extent that the proceeds of the sale are attributable to such Partner’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory”, as defined in Section 751 of the Code, any gain from such sale will be treated as ordinary income.  The Fund will be required to reduce the tax basis in its remaining property following certain distributions in complete liquidation of a Partner’s interest in the Fund.  This would occur when, subject to a de minimis exception, the departing Partner recognizes a loss upon the liquidation or takes property distributed in-kind with a tax basis that is in excess of its fair market immediately following the distribution. This reduction in the basis of the Fund’s remaining property is intended to prevent certain duplications of losses.

Nature of the Fund’s Investments.  The Fund will directly and indirectly participate in a variety of sophisticated financial instruments and transactions.  In some cases, the tax rules applicable to such instruments and transactions will be uncertain. In addition, under current U.S. federal income tax laws, such instruments and transactions may cause the Fund to recognize gains and losses which are either ordinary or capital in nature, or a combination of the two.  The character of income, gain or loss as ordinary or capital may vary with the type of transaction.  Furthermore, certain provisions of the Code may have the effect of deferring the recognition of losses realized by the Fund.  The tax consequences of these and other investment techniques will depend upon their particular terms.  Such transactions may result in gain, loss or other items of income or deduction to the Fund at various times, with the result that the Fund may recognize gain or other income prior to a time at which it is able to make distributions to the Partners.

Tax Accounting.  In light of the Fund's expected activities, it may be required to apply mark-to-market tax accounting to some or all of its assets, with the effect that the Fund would be deemed to recognize gain or loss on any security held at the close of the taxable year as if such security had been sold on the last day of the taxable year.  Any such deemed gain or loss would be ordinary.  However, the Fund may choose to identify certain assets as held for investment and therefore exempt from mark-to-market tax accounting.  In addition, in certain circumstances, it is possible that the Fund may make an election under Section 475(f) of the Code to apply the mark-to-market accounting method, with the same results as discussed above.

Deemed Dividends. Under Section 305 of the Code, certain redemption premiums and “pay-in-kind” features or other accretion in respect of preferred stock  and, in certain circumstances, adjustments in the conversion ratios of convertible debt or convertible stock and the existence of redemption premiums may give rise to deemed dividend income.  This income would have to be reported for U.S. federal income tax purposes even though no cash with respect thereto would have been received by the Fund, or distributed to the Partners.  It is possible that the Fund will acquire stock or convertible debt that would cause it to have income from such deemed dividends.

Reorganizations and Debt Modifications.  The Fund may, as a result of participating in workouts, loan modifications, reorganizations, restructurings and other transactions, receive securities or other property in exchange for securities held by the Fund.  To the extent these transactions do not qualify as non-taxable reorganizations under the Code or are otherwise subject to tax, the Fund may be required to recognize income or gain, which will be allocable to the Partners, without the receipt of cash with respect to such income.

Limited Deduction for Certain Expenses.  An individual, estate or fund may deduct so-called “miscellaneous itemized deductions”, which may include certain expenses of the Fund (including the management fee), only to the extent that such deductions exceed two percent of the adjusted gross income of the taxpayer.  The amount of a Partner’s allocable share of such expenses that is subject to this disallowance rule will depend on the Partner’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year.  Thus, the extent, if any, to which such expenses will be subject to disallowance will depend on each Partner’s particular circumstances each year.  In addition the Code also imposes other limitations on itemized deductions of high-income individuals.

It is intended that the Carried Interest will constitute an allocable share of the Fund’s earnings and not a fee.  No assurance can be given, however, that the IRS could not successfully assert that the Carried Interest should be recharacterized as a fee, in which case Partners could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals, as described above.  Congress has recently considered certain legislative proposals which would, if enacted, cause the Carried Interest to be recharacterized as ordinary income.  It is uncertain if Congress will introduce similar proposals or if such proposals, if introduced, may ultimately become law.

Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of interests, including placement fees) are neither deductible nor amortizable.

Limitation on Deductibility of Capital Losses.  Capital losses generally are deductible by individuals only to the extent of capital gains for the taxable year plus up to $3,000 of ordinary income ($1,500 in the case of a husband and wife filing separate returns).  Excess capital losses may be carried forward indefinitely.  Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year.  Corporations may carry capital losses back three years and forward five years.  Prospective investors should consult their tax advisors regarding the deductibility of capital losses.

Limitation on Deductibility of Fund Losses to Amount at Risk.  A Partner is restricted from taking into account for U.S. federal income tax purposes any Fund loss in excess of the adjusted tax basis of such Partner’s interest in the Fund, as described above.  In addition, the Code restricts individuals, certain non-corporate taxpayers and certain closely held corporations from taking into account for U.S. federal income tax purposes any Fund net loss in excess of the amounts for which such Partner is “at risk” with respect to its interest in the Fund as of the end of the Fund’s taxable year in which such loss occurred.  The amount for which a Partner is “at risk” with respect to its interest in the Fund generally is equal to such Partner’s adjusted tax basis for such interest, less (a) any amounts borrowed (i) in connection with its acquisition of such interest for which such Partner is not personally liable and for which it has pledged no property other than its interest; (ii) from persons who have a proprietary interest in the Fund and from certain persons related to such persons; and (iii) for which such Partner is protected against loss through nonrecourse financing, guarantees or similar arrangements; and (b) such Partner’s allocable share of indebtedness of the Fund included in such Partner’s adjusted tax basis for its interest in the Fund.

Limitation on Deductibility of Passive Losses. In addition to the limitations on the deductibility of losses described above, the Code places certain restrictions on the ability of individuals, certain non-corporate taxpayers and certain closely held corporations to use trade or business losses sustained by limited partnerships and other businesses in which the taxpayer does not materially participate to offset income from other sources (the “passive activity loss rules”).

The Fund’s investment activities generally are not expected to constitute a passive activity for purposes of the passive activity loss rules.  Therefore, the passive activity loss rules generally should not apply to limit losses sustained by the Fund.  Furthermore, a Partner will not be able to use losses from its interests in passive activities to offset its share of income and capital gain from the Fund that is not “passive activity income”.

Limitation on Deductibility of Investment Interest.  Interest paid or accrued on indebtedness properly allocable to property held for investment, other than a passive activity (“investment interest”), generally is deductible by individuals and other non-corporate taxpayers only to the extent it does not exceed net investment income.  A Partner’s net investment income generally is the excess, if any, of the Partner’s investment income from all sources over investment expenses from all sources (i.e., non-interest deductions allowed that are directly connected with the production of investment income).  Investment income, which generally includes gross income from property held for investment, excludes certain qualified dividends and net capital gain attributable to the disposition of property held for investment (and thus should not include any of the Fund’s gains on the sale of its investments), unless the Partner elects to pay tax on such gain at ordinary income rates.  Investment interest disallowed under this limitation is carried forward and treated as investment interest in succeeding taxable years.  Any item of income or expense taken into account under the passive activity loss limitation is excluded from investment income and expense for purposes of computing net investment income.

Any interest paid by a Partner on borrowings incurred to purchase Common Interests could be considered “investment interest” under the Code.  It is expected, however, that investment income other than certain qualified dividends and certain capital gains from the Fund passed through to Partners would qualify as “net investment income” that would increase the amount of investment interest that each Partner would be entitled to deduct.  Accordingly, because the amount of any Partner’s investment interest subject to disallowance in any taxable year will depend on the amount of investment income passed through by the Fund as well as investment income and expenses of the Partner from sources other than the Fund, the extent, if any, to which interest of Fund indebtedness will be subject to disallowance will depend on each Partner’s particular circumstances.

Straddle and Wash Sale Rules.  The IRS may treat certain positions in securities held (directly or indirectly) by a Partner and its indirect interest in positions in similar securities held by the Fund as “straddles” for U.S. federal income tax purposes.  The application of the “straddle” rules in such a case may affect a Partner’s holding period for the securities involved, may defer the recognition of losses with respect to positions in such securities and may require the capitalization (rather than the deduction) of certain interest and carrying charges that are allocable to a position which is part of such straddle.  Under the “wash sale” rules, loss on the sale of stock or securities is disallowed if, within 30 days before or after such sale, a taxpayer has acquired or entered into a contract or option to acquire substantially identical stock or securities.  It is possible that the IRS could argue that a Partner should take into account transactions by the Fund in determining whether the Partner has individually entered into a wash sale transaction. The Fund generally will not be in a position to furnish to Partners information regarding its securities positions which would permit a Partner to determine whether such Partner’s transactions in securities should be treated as offsetting positions for purposes of the straddle rules or as wash sale transactions for purposes of the wash sale rules.

Income from Investments in Non-U.S. Corporations.  The Fund may invest in non-U.S. corporations that could be classified as passive foreign investment corporations ("PFICs") or controled foreign corporations (as defined for U.S. federal income tax purposes).  For U.S. federal income tax purposes, these investments may, among other things, cause a Partner to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.  In the event that the Fund invests in a PFIC, the Fund will endeavor, but cannot guarantee that it will be able, to cause the PFIC to comply with applicable requirements, including supplying sufficient information to the Fund each year, to enable the Fund to make the requisite qualifying electing fund (“QEF”) election, which would result in QEF treatment with regard to such investment.  If the QEF election is made, Partners would be required to include the relevant tax items in their income without regard to cash distributions made by the QEF to the Fund.

Non-U.S. Currency Gains or Losses.  If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar.  The Fund may also recognize gain or loss on such fluctuations occurring between the times it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the times it accrues and pays liabilities denominated in a non-U.S. currency.  Such gains or losses generally will be treated as ordinary income or loss.  Each Partner must take into account its allocable share of such gains and losses.

State and Local Taxes.  A Partner may be subject to tax return filing obligations and income, franchise and other taxes in state or local jurisdictions in which the Fund operates or is deemed to operate, as well as in such Partner’s own state or locality of residence or domicile.  In addition, the Fund itself may be subject to tax liability in certain jurisdictions in which it operates or is deemed to operate and a Partner may be subject to tax treatment in such Partner’s own state or locality of residence or domicile different than that described above with respect to its interest in the Fund.

Non-U.S. Taxes.  The business activities of the Fund may be conducted such that the Fund could be subject to taxation in certain non-U.S. jurisdictions.  Moreover, certain dividends, interest, and other income allocable to the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries.  Partners will be required to include their allocable share of such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their allocable share of such non-U.S. taxes in computing their U.S. federal income taxes.

Reportable Transactions.  Treasury regulations require that each taxpayer participating in a “reportable transaction” must disclose such participation to the IRS.  The scope and application of these rules is not completely clear.  An investment in the Fund may be considered participation in a “reportable transaction” if, for example, the Fund recognizes certain significant losses in the future.  In the event an investment in the Feeder Fund constitutes participation in a “reportable transaction”, each investor who must file a U.S. federal income tax return may be required to file Form 8886 with the IRS, including attaching it to such return, thereby disclosing certain information relating to the Feeder Fund to the IRS.  In addition, the Feeder Fund and its advisors may be required to maintain a list of the investors and to furnish this list and certain other information to the IRS upon its written request.  Prospective investors are urged to consult their tax advisors regarding the applicability of these rules to an investment in the Feeder Fund.

Information Reporting.  Partners may be required to provide to the Fund IRS Forms W-9 (in the case of U.S. Persons) or W8-ECI (in the case of Non-U.S. Persons) to avoid the imposition of U.S. withholding tax.

Tax Elections.  The Code provides for several optional tax accounting and reporting elections.  For example, the Code permits adjustments to the basis of Fund property upon distributions of Fund property to a Partner and transfers of Common Interests, including transfers by reason of death, provided that a Fund election has been made pursuant to Section 754 of the Code.  The General Partner will have sole discretion with respect to all such elections.  Moreover, the General Partner has not yet decided which optional elections, if any, it will make.  It is possible that the General Partner’s elections could result in a materially adverse outcome for the Fund and the Partners, and certain elections may be irrevocable.

Reports to Partners.  As promptly after the end of each fiscal year as is practicable, the Fund will endeavor to deliver Schedules K-1 to all Partners.  Partners, however, will likely be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

Tax Audits.  Under the Code, adjustments to tax liability with respect to Fund items generally will be made at the Fund level in a single partnership proceeding rather than in separate proceedings with each Partner. The General Partner will represent the Fund as the “tax matters partner” at the commencement of an audit of the Fund.  In general, the General Partner may enter into a settlement agreement with the IRS on behalf of, and binding upon, the Partners and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item.  Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Partner’s U.S. federal income tax liabilities.  Prior to settlement, however, a Partner may file a statement with the IRS providing that the General Partner does not have authority to settle on behalf of such Partner.

10.5           Outstanding Securities.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account[1]	Amount Outstanding Exclusive of Amount Shown Under Previous Column[1]
Common Interests	Unlimited	None	1 Common Interest
Preferred Interest	Unlimited	None	None

1  As of September 30, 2008.

10.6           Securities Ratings.  None.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES

11.1           Not Applicable.

11.2           Not Applicable.

ITEM 12.	LEGAL PROCEEDINGS

Not Applicable.

ITEM 13.	TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Part B Item No.	Caption	Prospectus Caption

14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objectives and Policies
18.	Management	Management of the Fund
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Management
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Management
23.	Tax Status	Capital Stock, Long Term Debt, and Other Securities
24.	Financial Statements	Financial Statements

PART B

ITEM 14.	COVER PAGE

Not Applicable.

ITEM 15.	TABLE OF CONTENTS

Part B Item No.	Caption	Prospectus Caption
14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objectives and Policies
18.	Management	Management of the Fund
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Management
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Management
23.	Tax Status	Capital Stock, Long-term Debt, and Other Securities
24.	Financial Statements	Financial Statements

ITEM 16.	GENERAL INFORMATION AND HISTORY

Not Applicable.

ITEM 17.	INVESTMENT OBJECTIVE AND POLICIES

17.1           See Item 8.2 – Investment Objectives and Policies.

17.2           Not Applicable.

ITEM 18.	MANAGEMENT

18.1           The following individuals are the officers and directors of the Fund.  A brief statement of their present positions and principal occupations during the past five years is also provided.

INDEPENDENT DIRECTORS

Name, Age and Business Address	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Heather Campion (51) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.	Group Executive Vice President and Director of Corporate Affairs of Citizens Financial Group until 2007.	Two	Institute of Politics at Harvard University, the John F. Kennedy Presidential Library Foundation, AAA of Southern New England, and the Isabella Stewart Gardner Museum
Thomas P. Gybel (40) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.
Managing Director of White Mountains Capital Inc. since March 2008, Managing Director of Global Corporate Finance for Deutsche Bank Securities Inc. from July 2004 to May 2007, and a consultant to MMC Capital, Inc. (now Stone Point Capital) and Managing Director of Danish Re Syndicates Ltd. from November 2002 to June 2004.

				Two	None

Peter W. McClean (64) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Chairman	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	Two	Member of Board of Directors of Cyrus Reinsurance and Broadstone/MoA Group and member of advisory board of Energy Capital Corporation.
Richard A. Victor (58) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.	Executive Director of the Workers Compensation Research Institute since 1983.	Two	None

INTERESTED DIRECTORS AND OFFICERS

Name, Age and Business Address	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David A. Spector (45) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director, President, Chief Financial Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.
Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.

				Two	None
Stanford L. Kurland (56) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	Two	None
Michael L. Muir (43) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Indefinite Term. Served since May 29, 2008.
Chief Capital Markets Officer of the Investment Adviser; formerly, Chief Financial Officer, Treasurer and Chief Investment Officer for Countrywide Bank, N.A. and Senior Vice President of Countrywide Home Loans.
				Two	None

David M. Walker (53) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Credit Officer	Indefinite Term. Served since May 29, 2008.	Chief Credit Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	Two	None
James S. Furash (43) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Development Officer	Indefinite Term. Served since May 29, 2008.	Chief Development Officer of the Investment Adviser; formerly, Co-founder, President and Chief Executive Officer of Countrywide Bank, N.A.	Two	None
Mark P. Suter (35) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Portfolio Strategy Officer	Indefinite Term. Served since May 29, 2008.	Chief Portfolio Strategy Officer of the Investment Adviser; formerly, Chief Strategy Officer, Chief Governance Officer, Chief Retail Officer and Head of Diversified Lending for Countrywide Bank, N.A.	Two	None
Andrew S. Chang (31) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Fund Administration Officer	Indefinite Term. Served since May 29, 2008.	Chief Fund Administration Officer of the Investment Adviser; formerly, Director at BlackRock and leader of its Advisory Services practice.	Two	None

Jeff Grogin (48) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Secretary, Authorized Person	Indefinite Term. Served since May 29, 2008.	Independent Counsel	Two	None
Julianne Fries (46) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Compliance Officer	Indefinite Term. Served since May 29, 2008.	Managing Director, Chief Compliance Officer of Countrywide Capital Markets	Two	None
Brian Milton (28) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Authorized Person	Indefinite Term. Served since May 29, 2008.		Two	None

Each Director (other than any Director who is an "affiliated person" of the Investment Adviser) will receive the following amounts for serving as a Director: (i) $60,000 per year, (ii) $2,000 per physical meeting of the Board of Directors or a committee thereof and (iii) $1,000 per telephonic meeting of the Board of Directors or a committee thereof, subject to a cap of $15,000 per year for all telephonic meetings.  In addition, the Chair of the Audit Committee will be paid an additional $10,000 per year.  The Fund also pays each Director (whether or not such person is an "affiliated person" of the Fund or the Investment Adviser) for all reasonable out-of-pocket expenses incurred by the Director in attending each meeting.

18.2           See Item 18.1.

18.3           Not Applicable.

18.4           Not Applicable.

18.5           Each of the Fund and the Feeder Fund has established an Audit Committee, comprised of Heather Campion, Thomas P. Gybel, Peter W. McClean and Richard A. Victor. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Fund's financial reporting processes and the internal controls that protect the integrity of the reporting process.  The Audit Committee has had two (2) meetings since May 29, 2008.

18.6           Not Applicable.

18.7

Name of Director	Dollar Range of Equity Securities in the Registrant[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[1]
Heather Campion	None	None
Thomas P. Gybel	None	None
Peter W. McClean	None	None
David A. Spector	None	None
Richard A. Victor	None	None

1 The valuation date is at September 30, 2008.

18.8           Not Applicable.

18.9           Not Applicable.

18.10         Not Applicable.

18.11         Not Applicable.

18.12         Not Applicable.

18.13         Not Applicable.

18.14         Not Applicable.

18.15         Code of Ethics.  The Fund, the Investment Adviser and the other registered funds which are clients of the Investment Adviser have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 under the Investment Company Act and Rule 204A-1(a) under the Investment Advisers Act of 1940.  Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are generally not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to such person's actual knowledge at the time of such purchase or sale is being considered for purchase or sale or being purchased or sold by the Fund or other clients of the Investment Adviser, without the prior written approval of the Chief Compliance Officer of the Investment Adviser or her designee.  Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Fund or other clients of the Investment Adviser.  Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Investment Adviser.  Indirect interests and participation through investment in the Fund or interests in the Investment Adviser are permitted.

18.16         Not Applicable.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

19.1            None.

19.2            Five Percent Owners.

Name of Owner	Address	Percentage Owned of Record Only	Percentage Owned Beneficially Only
PNMAC Mortgage Opportunity Fund, LLC	c/o PNMAC Capital Management, LLC 27001 Agoura Road, Suite 350 Calabasas, California 91301	100%	100%

19.3           The officers and Directors of the Fund as a group own less than one percent of the equity securities of the Fund.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES

20.1           See Item 9 - Management.

20.2           See Item 9 - Management.

20.3           See Item 9 - Management.

20.4           See Item 9 - Management.

20.5           See Item 9 - Management.

20.6           See Item 9 - Management.

20.7           The Fund's independent auditors are Deloitte & Touche LLP, Two California Plaza, 350 S. Grand Avenue, Suite 200, Los Angeles, California.  Deloitte & Touche LLP audits the Fund.

20.8           Not Applicable.

ITEM 21.	PORTFOLIO MANAGERS

21.1           Other Accounts Managed.  As of September 30, 2008, Stanford L. Kurland, David A. Spector, Michael L. Muir, David M. Walker and James S. Furash managed the following client accounts, other than the Fund:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to Performance Compensation
Registered Investment Companies	1	$126,781,343	1
Other Pooled Investment Vehicles	2	$90,552,127	2

To the extent that the Investment Adviser manages one or more additional investment vehicles or client account ("Other Accounts") or new investment funds or accounts ("Successor Funds") (other than those created to invest in specific opportunities)

that follow an investment strategy substantially similar to that followed by the Fund during the overlap of the commitment period and the investment periods of such Other Accounts or Successor Funds all investment opportunities that are consistent with the investment objectives of the Fund and the Feeder Fund, on the one hand, and the Other Accounts or Successor Funds, on the other hand, will be allocated among the Fund and the Feeder Fund and the Other Accounts and such Successor Funds, generally pro rata based upon relative amounts of investment capital (including undrawn capital commitments) available for new investments by the Fund and the Feeder Fund and each of the other relevant accounts or in alternation such that allocations among client accounts are fair and equitable over time; provided that the Investment Adviser, in its sole discretion, may allocate such investment opportunities in any other manner that it deems to be fair and equitable.

A variety of factors will be considered in making such allocations. These factors include:

•	investment objectives or strategies for particular accounts,
•	tax considerations of an account,
•	risk or investment concentration parameters for an account,
•	supply or demand for a security at a given price level,
•	size of available investment,
•	cash availability and liquidity requirements for accounts,
•	regulatory restrictions,
•	minimum investment size of an account,
•	relative size or "buying power" of an account, and
•	such other factors as may be relevant to a particular transaction.

Investments may not be allocated to one client account over another to favor one client account for an impermissible reason.

In the case of whole-loan purchases, the Investment Adviser will seek to allocate the hundreds, or potentially thousands, of mortgage loans in any bulk purchase among similar client accounts in alternating fashion such that the overall allocation of acquired mortgage loans among similar client accounts will target reasonable symmetry with reference to, among other factors, the following:

•	expected or targeted values,
•	performing/non-performing status,
•	default status,
•	delinquency rate considerations,
•	discounts from purchase price,
•	risk versus return variables,
•	creditworthiness or other financial information of the borrowers,
•	expected cash flows,
•	geography,
•	loan-to-value,
•	any property-level considerations (e.g., environmental issues) or attendant liabilities,
•	prior servicing history and practices and any attendant liabilities,
•	anticipated servicing expenses, and
•	such other factors as may be relevant to a particular transaction.

As the investment programs of the various client accounts managed by the Investment Adviser change and develop over time, additional issues and considerations may affect the Investment Adviser's allocation policy and its expectations with respect to the allocation of investment opportunities among client accounts.  Despite the Investment Adviser's intention to effect fair and equitable allocations of investment opportunities, it is likely that the performance of the Fund will differ from the performance of an Other Account or Successor Account for many reasons, including due to differences in the legal or regulatory characteristics, or tax classification, of such entities or accounts or due to the idiosyncratic differences in the outcome of individual mortgage loans.  In particular, the expectation that the Fund will hold approximately 40% to 50% of its assets in Portfolio Investments, as opposed to holding only Mortgage Assets (which may be the case for certain Other Accounts), may cause the performance of the Fund to differ from such Other Accounts.

21.2           Compensation.  The Portfolio Managers receive a fixed salary from the Investment Adviser.  The Portfolio Managers receive periodic pro rata distributions of the profits of the Investment Adviser based on his equity interest therein.  Such distributions include performance fees paid to the Investment Manager by the Registrant and the other registered investment companies that pay performance fees.  Performance allocations are paid to the General Partner.  Performance allocations from the other pooled investment vehicle are paid to the managing member of such vehicle (the “Managing Member”).  The Portfolio Managers receive periodic pro rata distributions of the profits of the Managing Member and the General Partner, based on his equity interests therein.

21.3           Ownership of Securities.  As of October 31, 2008, none of the members of the Investment Team beneficially owns any securities issued by the Fund.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES

22.1           See Item 9 – Management above and Item 21.1 Other Accounts Managed.  Pursuant to separate investment management agreements between the Fund and the Investment Adviser and between the Feeder Fund and the Investment Adviser, the Investment Adviser will make or approve the investment decisions for the Fund, the Feeder Fund and the Mortgage Subsidiary and will place, or will approve the placement of, purchase and sale orders for investments of each of these entities.  The Investment Adviser will select the dealers or brokers that execute the purchases and sales of such investments.  In connection with the selection of dealers or brokers, the Investment Adviser will seek to have each transaction executed at a net price that provides the most favorable cost or proceeds reasonably obtainable under the circumstances at a reasonable commission.  Consistent with the Investment Adviser’s fiduciary duty to obtain best execution of client trades, traders will review the execution quality of the counterparties used to effect transactions.  Best execution is a requirement for all transactions and may be measured over time through several transactions rather than a single transaction.  The following factors will be considered in helping the Investment Adviser to determine execution quality of its counterparties:

•	The quality of the loan files;
•	The value of any research provided;
•	The confidentiality of the executing counterparty;
•	The promptness of execution;
•	The counterparty's ability to clear and settle transactions pursuant to agreed terms; and
•	The financial strength of the counterparty.

22.2           None.

22.3           See response to Item 22.1.

22.4           None.

22.5           None.

ITEM 23.	TAX STATUS

See response to Item 10.4.

ITEM 24.	FINANCIAL STATEMENTS

Not Applicable

PART C

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

25.1           FINANCIAL STATEMENTS

Not Applicable

25.2           EXHIBITS

The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 26.	MARKETING ARRANGEMENTS

None.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not Applicable.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

PNMAC Mortgage Co. LLC, a Delaware limited liability company is a wholly owned subsidiary of the Fund.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Title of Class                               Number of Record Holders as of September 30, 2008

Common Interests                       1

ITEM 30.	INDEMNIFICATION

The Limited Partnership Agreement provides that none of the Investment Adviser, PennyMac Servicing, the members of the Board of Directors and any affiliate, officer, director, member, manager, partner, shareholder, employee, consultant or agent of the foregoing (each, an "Indemnified Person") will be liable, responsible or accountable in damages or otherwise to the Fund or any Shareholder for any loss, liability, damage, settlement, costs, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such person, in connection with the establishment, management or operations of the Fund or the Fund's investments except that such protection will not be available if such act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of such person's duty to the Fund or such Shareholder, as the case may be (such conduct, "Disabling Conduct").

The Limited Partnership Agreement also provides that the Fund will indemnify the Indemnified Persons with respect to any act or omission described above as long as (i) such person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before which the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (the "Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification.

All determinations to make advance payments in connection with the expense of defending any proceeding will be authorized and made as follows.  The Fund will make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met: (i) the indemnitee must provide adequate security for the undertaking, (ii) the Fund must be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, must conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any indemnitee under these provisions must not exclude any other right which any person may have or in the future acquire under the Limited Partnership Agreement, any statute, agreement, vote of the Fund's Common Interest holders or Directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

Subject to any limitations provided by the Investment Company Act and the Limited Partnership Agreement, the Fund will have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or its subsidiaries or serving in any capacity at the request of the Fund or its subsidiaries to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such persons, provided that such indemnification has been approved by a majority of the Directors. A successful claim for indemnification could reduce the Fund's assets available for distribution to the holders of the Fund’s Common Interests.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV, which shall be filed under the Investment Advisers Act of 1940, and incorporated herein by reference upon filing.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The address of the Investment Adviser and the location of the Fund's accounts and records is PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, CA 91301.  The Investment Adviser's telephone number is (818) 224-7442, and its facsimile number is (818) 337-2138.

ITEM 33.	MANAGEMENT SERVICES

The Mortgage Subsidiary will pay PennyMac Servicing, an affiliate of the Investment Adviser, fees for loan servicing, including in respect of refinancings or modifications to Mortgage Assets ("Loan Servicing Fees").  The Investment Adviser believes that the Loan Servicing Fees will, in the aggregate, be at least as advantageous as to the Mortgage Subsidiary as would be available for similar services by independent persons with similar experience.

The Loan Servicing Fees expected to be charged to the Mortgage Subsidiary by PennyMac Servicing for its servicing activities include a monthly servicing fee expressed as a percentage of the outstanding principal balance of the relevant mortgage loan, other ancillary fees and reasonable out-of-pocket expenses.  "Servicing" generally refers to collecting principal, interest and escrow account payments, if any, with respect to mortgage loans, as well as  managing loss mitigation, which may include, among other things, collection activities, loan workouts, and, if necessary, foreclosure.

PennyMac Servicing's agreements covering the Fund's investment program will generally provide for monthly servicing fees of 50 basis points on first-lien mortgage loans and 100 basis points on subordinate-lien mortgage loans.  As of December 31, 2011, PennyMac Servicing will rebate to the Fund an amount equal to the cumulative profit, if any, of the servicing operations attributable to the Fund's assets, and conversely charge the Fund if a loss has been incurred in order to effect overall "at cost" pricing with respect to the servicing of the Fund's mortgage portfolio.  In addition, PennyMac Servicing will establish standard rates for any originations and modifications and will charge the borrower or the Fund at a rate determined in good faith by PennyMac to be fair and equitable under the circumstances and based on its assessment of market rates applicable to similar transactions.  PennyMac Servicing will annually rebate to the Fund an amount equal to 50% of its profit, if any, generated from origination activities.

The agreement between the Mortgage Subsidiary and PennyMac Servicing, including the fees and other material terms, will be reviewed and approved at the outset and annually by the Board of Directors.

ITEM 34.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, as of the 12th day of November, 2008.

PNMAC Mortgage Opportunity Fund, L.P.
(Registrant)

Name	Title
/s/ David A. Spector
David A. Spector	President, Chief Financial Officer

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit Number	Exhibit
Exhibit A	Limited Partnership Agreement
Exhibit B	Not Applicable
Exhibit C	None
Exhibit D	None
Exhibit E	None
Exhibit F	Not Applicable
Exhibit G	Investment Management Agreement
Exhibit H	Not Applicable
Exhibit I	None
Exhibit J	Custodial Agreement
Exhibit K	None
Exhibit L	Not Applicable
Exhibit M	None
Exhibit N	Not Applicable
Exhibit O	Not Applicable
Exhibit P	None
Exhibit Q	None
Exhibit R	Code of Ethics